VAN ECK GLOBAL
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                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2000

VAN ECK FUNDS
    ASIA DYNASTY FUND
        EMERGING MARKETS VISION FUND
            GLOBAL HARD ASSETS FUND
                GLOBAL LEADERS FUND
                    INTERNATIONAL INVESTORS GOLD FUND
                        NATURAL RESOURCES FUND
                            U.S. GOVERNMENT MONEY FUND




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                          GLOBAL INVESTMENTS SINCE 1955

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


                            VAN ECK ASIA DYNASTY FUND
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Dear Fellow Shareholder:

After a year of exceptional performance in 1999, the Asian markets experienced profit-taking during the first six months of 2000. A number of factors contributed to this market adjustment, including hikes in U.S. interest rates, the possibility of a U.S. economic slowdown, and the extreme volatility of the U.S. markets. Technology stocks, which were particularly volatile, are a primary driver of the Asian markets. In this environment, the Van Eck Asia Dynasty Fund declined 19.18% in the first half of the year, compared with a loss of 14.15% for the MSCI Far East Free (ex-Japan) Index.*

REVIEW

We continue to have a very positive outlook for the Asian markets overall. Most Asian markets are experiencing strong economic growth due to a sharp rebound in domestic demand, sustained low interest rates and subdued inflation. Demand from developed economies has added to this strength. In terms of the markets, company earnings remain strong, corporate restructuring continues and stock valuations are attractive. Therefore, we view the recent market correction as just that, a correction in the middle of a bull market cycle.

The recent bull market in Asian stocks began at the end of 1998. At that time, the Fund became fully invested with an emphasis on growth stocks and the technology sector, strategies that helped us outperform in 1999. However, the Fund's bias toward growth and technology stocks hurt performance in the second quarter of 2000, as investors realigned their portfolios in favor of cheaper value stocks.

We have maintained the portfolio's growth and technology emphases because company fundamentals remain strong and we believe that these stocks continue to offer the most promising results. In terms of country weightings, we have favored those markets that are benefiting from the technology boom, in particular those of Taiwan, Korea and India.

The best performing markets for the first half were those of Greater China (China, +48%; Taiwan, -0.3%; and Hong Kong, -5.0% ), whereas the Southeast Asian countries generally suffered from a lack of interest. One exception to this was Malaysia, which gained 2.6%. One of the reasons for the relative outperformance of Malaysia and Taiwan was their weighting increase in the main benchmark index (and hence, their increased weighting in many investment portfolios) as of May 31.

The TAIWANESE market (16.8% of the Fund's total net assets as of June 30) performed well over the first quarter, but gave those gains back in the second. We were underweight throughout the first half, but less so in the second quarter, which contributed negatively to returns. Fears of slackening demand for electronics goods as the U.S. economy slows down appears to have been part of the reason for this. However, the sector, which is crucial to the country's economy, appears to be performing very strongly, with many companies showing record sales. The technology sector did not fully participate in the rally that many U.S. technology stocks experienced in June, but we hope that there will be an element of "catch-up" in the next few months. Certainly, earnings growth has been very strong. In the political arena, elections at the end of the quarter saw the incumbent party's candidate defeated, paving the way for some progress in stalled cross-straits negotiations.

CHINA (2.6% of assets) is responding well to monetary stimulus and exports are benefiting from strengthening external demand. Consumers appear to be spending again, and the savage deflation that has been a feature of the Chinese economy may be lifting. It appears as though the Chinese economy may be in its best shape since the early nineties. HONG KONG (18.0% of assets) appears to be recovering nicely, with office demand showing notable strength. Further economic strength on the mainland should reinforce this trend. Our total exposure to Hong Kong is nearly twice the benchmark weighting, as we feel strongly that these markets will do well in the second half of the year.

                            VAN ECK ASIA DYNASTY FUND
--------------------------------------------------------------------------------

In MALAYSIA, the economy continues to recover well with low inflation. Interest rates should remain at very subdued levels, providing valuation support for equities. On the negative side, most international money managers are skeptical of corporate reform efforts and remain underweight. We entered into the year with an overweight position in Malaysia, and cut this to underweight in the second quarter (7.0% of the Fund's total net assets at June 30).

INDIA'S government budget is always keenly watched for signs of government direction and ability to control the large fiscal deficit. By and large, most observers were disappointed this year and the market sold off heavily toward the end of the first quarter. A relatively strong performance in the second quarter left the broad market down less than 1% for the first half. Unfortunately, many software stocks were especially hard hit. The issue for software stocks has essentially been a valuation one, as their business outlook remains very attractive. At June 30, 13.5% of the portfolio was invested in Indian securities.

The SOUTH KOREAN market (22.2% of assets) remains something of an enigma. For most of the first half, the market performed poorly despite strong fundamentals and, in particular, good valuations, ending the period down 20.1%. In June, the market recovered somewhat. Although foreign investors were not large sellers, local retail investors took money out of the market, forcing redemptions at the investment trust companies. The motivating factor behind the move to cash, domestically, appears to be fears of further strains in the financial sector. In our opinion, the market has sufficiently priced in these problems and we expect the market to continue to rally.

THE OUTLOOK

We are positive on the outlook for both the Asian economies and markets. The Asian economies are clearly moving to a more sustainable growth rate after the sharp rebound of the last eighteen months. Nonetheless, export growth remains strong, most countries have current account surpluses, and consumer strength and investment are growing. The markets may be volatile over the next few months, particularly until the outlook for the U.S. economy and interest rates becomes clearer, and exogenous factors may still dominate the performance of the Asian markets near term. However, with less uncertainty and less volatility in the major global markets, we believe the Asian markets will continue to perform due to overwhelmingly positive domestic and corporate news in the region.

We would like to thank you for your participation in the Van Eck Asia Dynasty Fund and we look forward to working with you in the future.



[PHOTO OF DAVID A. SEMPLE]    [PHOTO OF DAVID M. HULME]

/s/ David A. Semple           /s/ David M. Hulme
---------------------         --------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

July 13, 2000
---------------------

* The Morgan Stanley Capital International (MSCI) Far East Free ex-Japan Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  The MSCI Far East Free ex-Japan Index is a market capitalization-weighted index that captures the largest 60% of the publicly traded securities in each industry for approximately ten Asian markets (excluding Japan); "free" indicates that the Index includes only shares available for purchase by foreign (e.g., U.S.) investors.

+ All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

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                            VAN ECK ASIA DYNASTY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                           AFTER MAXIMUM              BEFORE SALES
TOTAL RETURN                             SALES CHARGE*              CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 3/22/93)               6.86%                     7.74%
--------------------------------------------------------------------------------
5 year                                       3.89%                     5.13%
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1 year                                      (1.84)%                    4.18%
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B shares--Life (since 9/1/93)                4.82%                     4.82%
--------------------------------------------------------------------------------
5 year                                       4.03%                     4.34%
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1 year                                      (0.97)%                    3.42%
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  THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF
  FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

  At certain times in the past, the Adviser waived certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%


                              GEOGRAPHICAL HOLDINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

China               2.6%
Hong Kong          18.0%
India              13.5%
Indonesia           2.5%
Malaysia            7.0%
Cash/Equivalents    3.7%
Singapore          12.6%
South Korea        22.2%
Taiwan             16.8%
Thailand            1.1%

                            VAN ECK ASIA DYNASTY FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2000*
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SAMSUNG ELECTRONICS
(SOUTH KOREA, 5.9%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunication equipment and televisions.

SATYAM COMPUTER SERVICES LTD.
(INDIA, 3.3%)

Satyam is a software services company specializing in IBM, Windows and Unix platforms. The company undertakes turnkey execution of projects in India and abroad, and has pioneered offshore software developments in India using its high-speed satellite data communication. Satyam also provides Internet access and services through Satyam Infoway.

R.O.C. TAIWAN FUND
(TAIWAN, 3.2%)

The R.O.C. Fund is a closed-end mutual fund that invests in publicly traded securities of Taiwanese companies. The Fund is trading at a discount to the underlying value of its assets.

CHEUNG KONG (HOLDINGS) LTD.
(HONG KONG, 3.1%)

Cheung Kong, through its subsidiaries, develops and invests in real estate. The company also provides real estate agency and management services and invests in securities.

UNITED MICROELECTRONICS CORP.
(TAIWAN, 3.1%)

United Microelectronics designs, manufactures and markets integrated circuits
(ICs) and related electronics products. The company's main products are consumer electronics ICs, memory ICs, personal computer peripheral ICs and communication ICs.

PACIFIC CENTURY REGIONAL DEVELOPMENT LTD.
(SINGAPORE, 3.0%)

Pacific Century is an investment holding and property development and management company. Pacific Century Cyberworks is its largest subsidiary and is involved in the provision of venture capital to Asian Internet and technology start-ups.

HYUNDAI ELECTRONICS INDUSTRIES CO.
(SOUTH KOREA, 2.7%)

Hyundai Electronics manufactures semiconductors such as memory chips and system-integrated circuits. The company also produces telecommunications systems and terminals used in the wireless telecommunications industry. Hyundai makes monitors, car audios, and high-definition television encoders.

SK TELECOM CO. LTD.
(SOUTH KOREA, 2.5%)

SK Telecom is Korea's market leader in mobile communications, with over 10 million subscribers and a market share of 43%.

HOUSING & COMMERCIAL BANK, KOREA
(SOUTH KOREA, 2.2%)

Housing and Commercial Bank, formerly known as Korea Housing Bank, specializes in mortgage financing but also undertakes a full range of commercial banking activities. Its restructuring and cost-cutting efforts have started to bear fruit, and the bank has made vast improvements in "financial transparency."

CHINA TELECOM (HONG KONG) LTD.
(HONG KONG, 2.2%)

China Telecom provides mobile telecommunications in a number of provinces in China.

----------
* Portfolio is subject to change.

                      VAN ECK EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

After a year of exceptional performance in 1999, the emerging markets experienced profit-taking during the first six months of 2000, particularly in the second quarter. A number of factors contributed to this market adjustment, including hikes in U.S. interest rates, the possibility of a U.S. economic slowdown, and the extreme volatility of the U.S. markets. In this environment, the Van Eck Emerging Markets Vision Fund declined 2.20% since its inception on April 7 of this year compared with a loss of 10.16% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index* during the same period.

REVIEW

We continue to have a very positive outlook for the emerging markets overall. Most emerging markets are experiencing strong economic growth due to a sharp rebound in domestic demand, sustained low interest rates and subdued inflation. Demand from developed economies has added to this strength. In terms of the markets, company earnings remain strong, corporate restructuring continues and stock valuations are attractive. Therefore, we view the recent market correction as just that, a correction in the middle of a bull market cycle.

The Fund has been heavily weighted toward growth and technology stocks due to strong company fundamentals and the continuing global technology revolution. We believe that these stocks continue to offer the most promising results. Growth and technology stocks outperformed the general market in 1999 and, over the long term, we expect this trend to prevail. However, the Fund's bias towards these stocks hurt performance during the period under review, as investors realigned their portfolios in favor of cheaper value stocks in the second quarter of 2000.

In terms of country weightings, we have emphasized those markets that are benefiting from the technology boom, in particular those of Taiwan, Korea and India. The Fund also has substantial holdings in those countries that have been in the beginnings of a cyclical recovery, such as Brazil, China (through China-related Hong Kong companies) and Russia. The Fund has a substantial allocation to the Mexican market as growth there remains healthy and the country's economy is converging with that of the U.S.

The best performing ASIAN markets since the Fund's inception were China, which gained 48%, and Hong Kong+, which declined 7.3% during the second quarter. The Southeast Asian countries generally suffered from a lack of interest.

The TAIWANESE market (11.7% of the Fund's total net assets at June 30) performed well over the first quarter, but gave back those gains in the second, when the market fell 17.1%. Fears of slackening demand for electronics goods as the U.S. economy slows down appears to have been part of the reason for this. However, the sector, which is crucial to the country's economy, appears to be performing very strongly, with many companies showing record sales. In the political arena, elections at the end of the second quarter saw the incumbent party's candidate defeated. This should pave the way for some progress in stalled cross-straits negotiations.

CHINA is responding well to monetary stimulus and exports are benefiting from strengthening external demand. Consumers appear to be spending again, and the savage deflation that has been a feature of the Chinese economy may be lifting. While the Fund has no direct holdings in China, we have exposure through China-related Hong Kong companies. HONG KONG (5.5% of assets) appears to be recovering nicely, with office demand showing notable strength. Further economic strength on the mainland should reinforce this. Our total exposure to Hong Kong is higher than the benchmark weighting, as we feel strongly that these markets will do well in the second half of the year.

In MALAYSIA, the economy continues to recover well with low inflation. Interest rates should remain at very subdued levels, providing valuation support for equities. On the negative side, most international money managers are skeptical of corporate reform efforts and remain underweight. The market fell 14.5% in the second quarter. The Fund has been underweight Malaysia, with a position of 2.0% at June 30.

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                      VAN ECK EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

INDIA'S government budget is always closely watched for signs of government direction and ability to control the large fiscal deficit. By and large, most observers were disappointed this year; the market sold off heavily toward the end of the first quarter and turned in a loss of 5.1% in the second quarter. Unfortunately, many software stocks were especially hard hit. The issue for software stocks has essentially been a valuation one, as their business outlook remains very attractive. At June 30, 8.7% of the portfolio was invested in Indian securities.

The SOUTH KOREAN market (8.3% of assets) remains something of an enigma. For most of the second quarter, the market performed poorly despite strong fundamentals and, in particular, good valuations, ending the period down 4.5%. In June, the market recovered somewhat. Although foreign investors were not large sellers, local retail investors took money out of the market, forcing redemptions at the investment trust companies. The motivating factor behind the move to cash, domestically, appears to be fears of further strains in the financial sector. In our opinion, the market has sufficiently priced in these problems and we expect the market to continue to rally.

In LATIN AMERICA, the major markets of MEXICO and BRAZIL (9.4% and 5.0% of assets, respectively) declined in the second quarter. Mexico finished the quarter with a loss of 12.5%, largely due to pre-election nerves affecting both the market and the peso. The presidential elections that took place at the end of the first half resulted in the end of the 70-year rule of the PRI party, with a decisive victory for Vincente Fox. The peaceful changeover in power exemplifies Mexico's increasing political stability, which should be positive for the Mexican market.

In EASTERN EUROPE, the RUSSIAN market (3.7% of assets) was extremely volatile and declined 25% in the second quarter, despite a significant improvement in country fundamentals. Macroeconomic data points to a continuing recovery from the crisis of 1998. The strong oil price has helped, and improved tax collection has bolstered the government's finances. Putin's election looks broadly positive in terms of political stability and economic reform. However, there are fears that he is attempting to tackle too many vested interests too quickly. A lower risk premium should benefit the equity market in the second half.

Other European markets put in mixed performances, ranging from +3.6% for ISRAEL (2.7% of assets) to -16% for GREECE. The Fund has been out of the Greek market altogether as we were concerned about valuations. We expect Greece to graduate to "developed" market status sometime toward the end of the year. The TURKISH market (3.2% of assets) declined 13% on the back of political instability, which has now been sorted out. Turkey's macroeconomic situation is improving, which should allow the equity market to restabilize.

SOUTH AFRICA (5.0% of assets) took a hit with its currency, the rand, declining approximately 4% in the second quarter. Much of this can be attributed to a more bearish view on the direction of interest rates as well as the political instability of its neighbor, Zimbabwe. We do not favor South Africa's commodity-related stocks since there are some signs of lower expectations for OECD growth.

THE OUTLOOK

We are positive on the outlook for both the emerging market economies and markets. These economies are clearly moving to a more sustainable growth rate after the sharp rebound of the last eighteen months. Nonetheless, export growth remains strong, most countries have current account surpluses, and consumer strength and investment are growing. The markets may be volatile over the next few months, particularly until the outlook for the U.S. economy and interest rates becomes clearer and exogenous factors may still dominate the performance of emerging markets near term. However, with less uncertainty and less volatility in the major global markets, we believe the emerging markets will continue to perform due to overwhelmingly positive domestic and corporate news in these regions.

                      VAN ECK EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

We would like to thank you for your participation in the Van Eck Emerging Markets Vision Fund, and we look forward to working with you in the future.



[PHOTO OF DAVID A. SEMPLE]    [PHOTO OF DAVID M. HULME]

/s/ David A. Semple           /s/ David M. Hulme
--------------------          --------------------
DAVID A. SEMPLE               DAVID M. HULME
CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

July 14, 2000

----------
* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

  The Index's return, in this instance, is calculated as of March 31, 2000 as its return with gross dividends reinvested is not available as of April 7 (the Fund's inception date).

+ All individual country returns are in U.S. dollar terms and are based on country-specific stock markets; for example, the Hong Kong market is measured by the Hang Seng Index.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                           AFTER MAXIMUM              BEFORE SALES
TOTAL RETURN                             SALES CHARGE*              CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 4/07/00)               (7.82)%                  (2.20)%
--------------------------------------------------------------------------------
B shares--Life (since 4/07/00)               (7.18)%                  (2.30)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%

                      VAN ECK EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

Brazil              5.0%
Hong Kong           5.5%
India               8.7%
Indonesia           0.7%
Israel              2.7%
Malaysia            2.0%
Cash/Equivalents   27.8%
Mexico              9.4%
Russia              3.7%
Singapore           6.3%
South Africa        5.0%
South Korea         8.3%
Taiwan             11.7%
Turkey              3.2%

                      VAN ECK EMERGING MARKETS VISION FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2000*

--------------------------------------------------------------------------------

TELEFONOS DE MEXICO S.A. DE C.V. (TELMEX)
(MEXICO, 3.0%)

Telmex is the dominant telecom carrier in Mexico with over 12 million fixed line customers and over seven million cellular subscribers. Recent initiatives have included a focus on profitability, overseas expansion into Central and South America and Internet and data services. Telmex trades at a substantial discount to its Western peers.

SILICONWARE PRECISION INDUSTRIES CO.
(TAIWAN, 2.7%)

Siliconware Precision is an integrated circuit (IC) packager and assembler. The company's clients include Broadcom, Hitachi and Lucent Technologies.

DIMENSION DATA HOLDINGS LTD.
(SOUTH AFRICA, 2.6%)

Dimension Data is an investment holding company operating in the information technology industry worldwide. The group focuses on communications networking infrastructures and electronic commerce software applications.

SAMSUNG ELECTRONICS
(SOUTH KOREA, 2.6%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunication equipment and televisions.

ACER, INC.
(TAIWAN, 2.6%)

Acer manufactures desktop and portable personal computers, motherboards, multi-user systems, servers, color monitors, laser printers, keyboards, fax machines, application-specific integrated circuits (ASICs), multi-media computers and packaged software.

WINBOND ELECTRONICS CORP.
(TAIWAN, 2.3%)

Winbond Electronics designs, manufactures and sells integrated circuits (IC) and related products. The company's main product is SRAM (Static Random Access Memory). Winbond sells its products in Taiwan, the United States and Hong Kong.

DAUM COMMUNICATIONS CORP.
(SOUTH KOREA, 2.3%)

Daum Communications provides Internet portal services such as news, e-mail, information, and shopping. The company also offers an online guide to Web navigation and Web-based communication services such as Internet phone and messenger. Daum Communication develops and markets Internet broadcasting and system integration solutions.

INDIA FUND, INC.
(INDIA, 2.3%)

India Fund is a closed-end mutual fund that seeks long-term capital appreciation. The fund invests primarily in equity securities of Indian companies.

TELE NORTE LESTE PARTICIPACOES S.A. (TELEMAR)
(BRAZIL, 2.3%)

Telemar provides local telecommunications services to the Amazon (Northern) and Eastern regions of Brazil.

PACIFIC CENTURY REGIONAL DEVELOPMENT LTD.
(SINGAPORE, 2.2%)

Pacific Century is an investment holding and property development and management company. Pacific Century Cyberworks is its largest subsidiary and is involved in the provision of venture capital to Asian Internet and technology start-ups.

----------
* Portfolio is subject to change.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund had a total return of 2.58% for the six months ended June 30, 2000, compared with a 0.42% decline for the S&P 500 Index.* During this period, hard assets had mixed results, with exceptional returns on most energy securities and healthy performance in the real estate sector, but disappointing results in most other hard asset sectors. Large allocations to the energy and real estate sectors and reductions in forest products and industrial metals holdings proved beneficial to Fund performance during the period.

REVIEW

In the first half of the year, ENERGY commodities and stocks were the clear winners, particularly those that were natural gas related. Natural gas prices soared, up 92% during the period. Natural gas-oriented exploration and production companies, having languished in the first quarter, suddenly exploded higher in April and May as it became clear that the natural gas supply and demand equation was turning dramatically positive. A confluence of events was responsible for this, including favorable weather during April and May (30% warmer-than-normal weather led to increased natural gas usage for air conditioning and electricity generation), declining supplies, and a longer-than-expected maintenance period for nuclear generators, resulting in greater demand for natural gas. These factors led to a significant inventory decline that continues to worsen.

The price of crude oil climbed over 35% during the six-month period as OPEC agreed to limit production, inventories were at historical lows, and oil producers were reluctant to increase production. Exploration and production stocks were up approximately 52% and oil services stocks were up on average almost 40% over the last six months.

During the first half of the year, we increased the Fund's allocation to energy shares to nearly the limit of 50% of Fund assets, up from 39% at the start of the year, a move that helped performance. We continued to emphasize exploration and production companies and held a position in energy commodities, both of which further boosted returns.

REAL ESTATE securities substantially outperformed the general market in the first half of the year, providing returns of over 13%. Strong fundamentals, very attractive valuations and 7% yields all contributed to the sector's strong performance. However, the strongest influence was an investor shift in focus from growth stocks to defensive value stocks in a highly volatile market. The top performing sectors among real estate securities in the first half were hotel and apartment stocks; office properties also performed well. Our emphasis on these sectors and our decision to increase the Fund's real estate allocation from about 17% in the beginning of the year to 23.1% by the end of June both proved beneficial.

The FOREST PRODUCTS AND PAPER sector was down sharply overall in the first half of the year, in spite of rising pulp prices. Lumber prices fell substantially lower and forest product stocks declined over 38% for the period despite strong fundamentals, promising supply/demand pictures and healthy corporate restructuring activity. Rather than focusing on these strengths, the market rejected cyclical stocks as central banks worldwide continued to raise interest rates and investors began to worry about a possible global economic slowdown. We reduced the Fund's position in forest products and paper stocks from 25% in January to the current 10.3% as market direction became clear in the second quarter.

Being cyclical in nature, INDUSTRIAL METALS shares experienced much of the same negative bias as the forest and paper products sector. As a result, they were down dramatically in the first half of the year, despite only a slight decline in related commodity prices and low inventories. We reduced the Fund's industrial metals weighting from over 10% at the start of the year to 6.2% by June 30.

PRECIOUS METALS have had mixed results so far this year, with a slight decline in the price of gold, but record highs for platinum prices and strength in palladium prices. Precious metals shares, however, had disappointing performance. We have maintained a small position of about 9% in this sector, primarily in those metals shares that have an industrial demand base, such as palladium.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

THE OUTLOOK

Looking forward, fundamentals for most hard asset sectors remain strong. Most commodity companies have strong earnings momentum. This momentum will probably slow in coming quarters, but we expect earnings to continue to surprise on the upside.

Forecasts of a slowdown in global economic growth, we believe, have been exaggerated. The accelerated growth rates of the last two years may not be repeated, but we do not believe we are heading into a global recession. Thus, in general, hard asset securities should perform well.

We plan to continue to favor energy companies in the near future, which are expected to post second quarter earnings that are up sharply and which are substantially higher than those of the general market or even those of the technology sector. A reversion back to colder winters this year (with the end of La Ni-a), increasing demand for natural gas-fired electricity and declining supplies should support higher natural gas prices. On the oil side, current high prices of $30 per barrel for crude may not be maintained, but we expect prices to be supported in the mid-$20 range due primarily to a lack of excess capacity as well as a dearth of reinvestment in the industry. We will continue to focus on those energy companies that will benefit the most from these elevated prices.

We expect real estate securities to continue to provide competitive returns in the second half of the year, driven by healthy fundamentals, attractive dividends and continued rotation into the sector as a defensive play in an uncertain market.

We would like to thank you for your participation in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.



[PHOTO OF DEREK S. VAN ECK]

/s/ Derek S. Van Eck
--------------------
DEREK S. VAN ECK
PORTFOLIO MANAGER

July 12, 2000

----------
* The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

  The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                         VAN ECK GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                           AFTER MAXIMUM              BEFORE SALES
TOTAL RETURN                             SALES CHARGE*              CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 11/2/94)                  7.62%               8.75%
--------------------------------------------------------------------------------
5 year                                          6.72%               8.00%
--------------------------------------------------------------------------------
1 year                                         (2.37)%              3.60%
--------------------------------------------------------------------------------
B shares--Life (since 4/24/96)                  2.62%               3.05%
--------------------------------------------------------------------------------
1 year                                         (2.16)%              2.84%
--------------------------------------------------------------------------------
C shares--Life (since 11/2/94)                  8.43%               8.43%
--------------------------------------------------------------------------------
5 year                                          7.69%               7.69%
--------------------------------------------------------------------------------
1 year                                          1.92%               2.92%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%
  C shares: 1.00% redemption charge, first year


                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

Energy              47.9%
Cash/Equivalents     2.4%
Other                0.9%
Industrial Metals    6.2%
Precious Metals      9.2%
Forest Products
  and Papers        10.3%
Real Estate         23.1%


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

United Kingdom      1.5%
Australia           5.1%
Canada             22.0%
Finland             1.0%
Cash/Equivalents    2.4%
United States      58.6%
Other               2.0%
Russia              6.2%
South Africa        1.2%

                         VAN ECK GLOBAL HARD ASSETS FUND
               REPRESENTATIVE EQUITY HOLDINGS AS OF JUNE 30, 2000*
--------------------------------------------------------------------------------

ALCOA, INC.
(U.S., 2.6%)

Alcoa is an integrated aluminum company. The company produces aluminum and alumina. It is involved in mining, refining, smelting, fabricating and recycling. Alcoa serves customers worldwide in the packaging, automotive, aerospace, construction and other markets with a variety of fabricated and finished products.

BOSTON PROPERTIES, INC.
(U.S., 2.5%)

Boston Properties develops, redevelops, acquires, manages, operates and leases office, industrial and hotel properties. The company has a significant presence in the Boston, Washington, D.C., San Francisco and midtown Manhattan real estate markets.

TALISMAN ENERGY, INC.
(CANADA, 2.5%)

Talisman Energy is an independent oil and gas producer. The company has operations in Canada, the North Sea, Indonesia, and Sudan. Talisman is also conducting exploration in Algeria and Trinidad.

GLOBAL INDUSTRIES LTD.
(U.S., 2.4%)

Global Industries provides oil field construction services. These services include pipeline construction, platform installation and removal, diving services, and construction support. The company provides its services to the offshore oil and gas industry in the U.S. Gulf of Mexico and select international areas.

ANADARKO PETROLEUM CORP.
(U.S., 2.2%)

Anadarko is an independent oil and gas exploration and production company. The company explores for oil in Kansas, Oklahoma and Texas, as well as offshore in the Gulf of Mexico and Alaska. Anadarko also owns and operates gas-gathering systems in its U.S. core producing areas. It also develops crude oil reserves in Algeria.

ENSCO INTERNATIONAL, INC.
(U.S., 2.1%)

Ensco, an international offshore contract drilling company, provides marine transportation services in the Gulf of Mexico. The company serves the oil and gas industry.

STILLWATER MINING CO.
(U.S., 2.1%)

Stillwater Mining develops, processes, and refines platinum, palladium and associated metals from the Stillwater Mine in Montana. Stillwater is the only primary producer of platinum outside of South Africa. The company is currently developing the East Boulder project, a new underground mine on the Stillwater property that will boost metals production substantially starting in 2001.

NABORS INDUSTRIES, INC.
(U.S., 2.0%)

Nabors Industries is a land drilling contractor, and also performs well servicing and workovers. The company conducts oil, gas, and geothermal land drilling operations in the continental United States, Alaska and Canada, as well as in South and Central America and the Middle East. Nabors' well-site services include oilfield management, well logging, and other support services.

GRANT PRIDECO, INC.
(U.S., 1.9%)

Grant Prideco manufactures, sells, and services engineered tubular products used in oil exploration and development operations. Grant Prideco conducts operations in countries located worldwide.

APACHE CORP.
(U.S., 1.9%)

Apache explores for and produces natural gas, crude oil and natural gas liquids. The company has operations in North America, Egypt, western Australia, Poland, China and Cote d'Ivoire.

----------
* Portfolio is subject to change.

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

After a very strong 1999, tremendous volatility hit the global equity markets in the first half of 2000. This volatility was driven primarily by profit-taking as well as a shift in investor focus from growth stocks toward more defensive value stocks in the second quarter. The Global Leaders Fund had a total return of -5.30% for the six months ended June 30, 2000, while the Morgan Stanley Capital International (MSCI) World Index* declined 2.56% during the same period. The Fund remains almost fully invested in growth stocks (which outperformed significantly throughout 1999 and the first quarter of 2000) and we believe the long-term outlook for these stocks is very positive despite recent short-term disruptions.

REVIEW

One of the most noticeable recent trends has been the increased correlation between growth stocks in the U.S. and growth stocks in international markets. That is, international growth stocks have moved in tandem with the decline of the Nasdaq**, the bellwether index for growth and technology stocks in the U.S.

A number of events precipitated the market volatility experienced in the first half of 2000. "Tax selling" in advance of the April 15 deadline in the U.S. put pressure on growth stocks, which had experienced strong returns and, therefore, were the primary victims of this selling. In addition, interest rates have been rising or are expected to rise in the U.S., Europe and Japan as the respective central banks attempt to manage economic growth and moderate inflationary pressures. More specific to the technology and telecommunications sectors (which make up a large portion of both the Nasdaq and your Fund), a number of events had a negative effect. Perhaps the most significant was the joint statement by President Clinton and Britain's Prime Minister Blair in early March concerning the rightful ownership of genetic research that was taking place within biotechnology companies. Their statement suggesting that some of this information belonged in the public domain sent a chill through the market, causing investors to reconsider their valuation assumptions of the previously high-flying biotech stocks. This was soon followed by an announcement of the culmination of the anti-trust suit being brought against Microsoft (not a Fund holding as of June 30), which concluded that the company had violated anti-trust laws and was subject to legal action, including the possible breakup of the company. Further along these lines, the proposed merger between AOL (1.0% of the Fund's total net assets) and Time Warner (0.7% of assets) has been facing increasing scrutiny from government agencies. Taken together, these high profile events created a concern among market participants that renewed government activism could possibly interfere with the rapid development occurring in technology, telecommunications and biotech.

The performance of the Global Leaders Fund, which is almost entirely invested in growth stocks, has moved with the performance of growth stocks in general. In the first part of the year, we had been taking profits in many of our better-performing stocks and as events began to unfold in March, we accelerated our efforts to move the portfolio to a more defensive position. For example, we trimmed or sold some of the Fund's utilities holdings in favor of more conservative positions since increasing costs associated with licenses for next-generation cellular telephones is leading to reduced earnings growth potential for telecommunications companies. We have maintained a heavy Fund allocation of over 30% to the technology sector because we remain positive as strong demand for Internet capabilities supports infrastructure (such as PC and semiconductor chip) companies. We added to the portfolio's financial services holdings during the first half of the year since the outlook for the sector is increasingly attractive given industry consolidation and the peaking of the interest rate cycle, which is near at hand. Financials have been mildly positive for the first half, and this was beneficial to the Fund.

In terms of regional weightings, we have remained overweight in Continental Europe (25.8% of assets) as merger and acquisition activity and corporate restructuring continues. This activity provides additional support to earnings that are already benefiting from the

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

economic recovery taking place. We increased the Fund's Asian position (5.7% of assets, excluding Japan) as economic recovery continues throughout the region and these countries continue to benefit from the growing demand for electronic goods. We also increased the North American position (41.9% of assets) slightly since economic growth here is moderating to about 3.5% and it appears that we are nearing an interest rate peak. All of these positions helped performance in the first quarter, but had a negative impact in the second. We reduced the Japanese position (18.9% of assets) since economic recovery there is tenuous at best and an increase in the number of bankruptcies is raising market risk.

THE OUTLOOK

As we stated above, we believe the last few months represent only short-term disruptions in what is a very favorable long-term environment for growth-oriented stocks. We anticipate further increases in both our European and Asian weightings. Europe is expected to show economic growth in the 3.5%-4% range and earnings estimates are experiencing upward revisions. Asia, particularly China, should continue to benefit from strong worldwide economic growth and the demand for new technologies. We plan to reduce our Japanese exposure amid uncertainties there. Within sectors, technology will remain our largest exposure with a continued emphasis on Internet infrastructure investments. Financials will be further emphasized given the prospects for consolidation in the industry in Europe and benefits from a peaking of interest rates for this cycle.

We would like to thank you for your participation in the Van Eck Global Leaders Fund, and we look forward to helping you meet your investment needs in the future.



[PHOTO OF ANNE M. TATLOCK]   [PHOTO OF SHEILA HARTNETT-DEVLIN]


/S/ Anne M. Tatlock          /S/ Sheila Hartnett-Devlin
-------------------          --------------------------
ANNE M. TATLOCK              SHEILA HARTNETT-DEVLIN
GLOBAL STRATEGIST            CO-PORTFOLIO MANAGER




[PHOTO OF WILLIAM Y. YUN]    [PHOTO OF JOSHUA A. ROSENTHAL]

/s/ WILLIAM Y. YUN           /s/ JOSHUA A. ROSENTHAL
--------------------         -----------------------
WILLIAM Y. YUN               JOSHUA A. ROSENTHAL
CO-PORTFOLIO MANAGER         CO-PORTFOLIO MANAGER
July 27, 2000

                           VAN ECK GLOBAL LEADERS FUND
--------------------------------------------------------------------------------

  The Morgan Stanley Capital International (MCSI) World Stock Index and the Nasdaq Composite Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The MSCI World Stock Index is a market capitalization-weighted benchmark that tracks the performance of approximately 25 world stock markets. The Index is based on the reinvestment of dividends less any withholding taxes on foreigners who do not benefit from a double taxation treaty ("net dividends"). The Index aims for 60% of the total market capitalization for each market that is represented in the Index. The companies included in the Index replicate the industry composition of each global market. The chosen list of stocks includes a representative sampling of large, medium and small capitalization companies and investment funds are not eligible. Companies with restricted float due to dominant shareholders or cross ownership are avoided.

**The Nasdaq Composite Index is a broad-based capitalization- weighted index of all Nasdaq national market and small-cap stocks.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
--------------------------------------------------------------------------------
AVERAGE ANNUAL                           AFTER MAXIMUM             BEFORE SALES
TOTAL RETURN                             SALES CHARGE*             CHARGE
--------------------------------------------------------------------------------
A shares--Life (since 12/20/93)              11.56%                    12.57%
--------------------------------------------------------------------------------
5 year                                       14.13%                    15.50%
--------------------------------------------------------------------------------
1 year                                       15.38%                    22.38%
--------------------------------------------------------------------------------
B shares--Life (since 12/20/93)              11.88%                    11.88%
--------------------------------------------------------------------------------
5 year                                       14.60%                    14.84%
--------------------------------------------------------------------------------
1 year                                       16.67%                    21.67%
--------------------------------------------------------------------------------

  THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

  The adviser is currently waiving certain or all expenses on the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

* A shares: maximum sales charge is 5.75%
  B shares: maximum contingent deferred sales charge is 5.00%


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

France              7.6%
Hong Kong           3.1%
Italy               3.4%
Japan              18.9%
Netherlands         3.7%
Switzerland         3.8%
United Kingdom      5.3%
United States      41.9%
Other              11.8%
Cash/Equivalents    0.5%

                           VAN ECK GLOBAL LEADERS FUND
                  REPRESENTATIVE HOLDINGS AS OF JUNE 30, 2000*
--------------------------------------------------------------------------------

CISCO SYSTEMS, INC.
(U.S., 2.1%)

Cisco Systems is recognized globally as the leading supplier of products that help to build the Internet and corporate intranets. Cisco sells its products in over 110 countries, with a significant proportion of its sales to Internet business customers. Selling to the dot-com companies of the world, Cisco represents a low risk way to invest in the Internet's continued growth.

CHINA TELECOM (HONG KONG) LTD.
(HONG KONG, 1.4%)

China Telecom is mainland China's leading cellular operator. Rapid subscriber growth and the acquisition of additional provinces should provide robust revenue and profit growth for the company.

PIONEER ELECTRIC CORP.
(JAPAN, 1.0%)

Pioneer is a major manufacturer of consumer electronics, including high-end audio equipment and car audio. Newer products include DVD players and DVD ROMs. Profit margins are stabilizing and rising among the newer products.

ST. MICROELECTRONICS N.V.
(NETHERLANDS, 0.9%)

St. Microelectronics is a European-based technology company that designs, develops, manufactures and markets semiconductor integrated circuits and discrete devices. The company's products are used in the telecommunications, consumer electronics, automotive, computer and industrial sectors. The company is well-positioned globally to benefit from the growth areas of the Internet and mobile technology.

CELLTECH GROUP PLC
(UNITED KINGDOM, 0.8%)

Celltech is the largest UK biotechnology company, which specializes in monoclonial antibodies. The company has a strong pipeline and high growth earnings. The near- and mid-term outlook is very positive, with a novel anesthetic and monoclonial antibody bond treatment for leukemia, which is in the late stages of development and is expected to be available later this year.

TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)
(BRAZIL, 0.5%)

Telebras is a basket of all of the Brazilian telephone companies with dominant market share. This position is a solid play on strong projected GDP growth in Brazil.

----------
* Portfolio is subject to change.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

Volatility in the stock markets was accompanied by volatile gold prices during the first half of the year 2000. After ending 1999 at $288.50 an ounce, the gold price climbed to a February high of $316.20 an ounce, then slowly declined to a May low of $270.50 an ounce (9.2% above its September 1999 low). It rose again, closing on June 30 at $290.10 an ounce, up 0.6% for the first half of the year and up 4.3% during the second quarter. The Dow Jones Industrial Average* declined 8.44% during the first half of the year. The better performance of gold put the ratio of the Dow to the gold price at 36.0 on June 30, compared to 39.9 at the end of 1999 and 44.2 at the peak in July 1999.

Gold-mining shares finished the first half with a decline of 13.02% as measured by the Financial Times Gold Mines Index.** They behaved poorly until May, reflecting in part the strength of the dollar. Then they turned up as the dollar weakened. Your Fund had a total return of 2.88% during the second quarter but was down 12.56% during the first half of the year.

GOLD-MINING SHARES

Merger and acquisition activity is again at center stage for gold miners. Harmony Gold (2.8% of the Fund's total net assets at midyear) successfully acquired fellow South African producer Randfontein Estates (0% of assets). With this action, Harmony has opportunistically acquired some mismanaged properties that should be returned to profitability. Harmony also exhibited its intentions to expand offshore with the timely purchase of a minority stake in Gold Fields of Australia (0% of assets).

In the U.S., Newmont Mining (7.7% of assets) made a friendly offer for Battle Mountain Gold (0.8% of assets), which is now subject to a vote by Battle's shareholders. The centerpiece of the transaction is the Phoenix Project in Nevada. Phoenix is a low-grade deposit that would have been difficult for Battle to finance at the current low gold price. Integrating the Phoenix processing, procurement and capital items with Newmont's existing Nevada infrastructure will allow the project to proceed with acceptable returns to shareholders. In addi tion to Phoenix, Newmont will also acquire producing properties in Canada, Australia and Bolivia.

Plans for possibly the most significant merger ever in the gold-mining industry came on June 13 when Canadian royalty company Franco Nevada (0.2% of assets) and South African miner Gold Fields Limited (6.2% of assets) announced a friendly merger that will combine the management and assets of both companies. The resulting company will have no debt and more cash on hand than any of its peers. Initially, it will be based in Toronto and plans to quickly gain listings on the New York and London stock exchanges. One of the cornerstones of this arrangement is that the management of both companies is vehemently against producer hedging because of the negative impact this activity has had on the price of bullion. They have announced that within one year of the completion of the merger, they will seek to acquire another large company or properties outside of South Africa in order to diversify and reduce the South African risk profile. The merger is now subject to approval by the South African authorities, then a vote by Gold Fields shareholders.

Finally, at the close of the quarter on June 30, Barrick Gold (7.9% of assets) made a cash bid for Canadian explorer Pangea Goldfields (0% of assets). Barrick is currently developing the Bulyanhulu underground mine in Tanzania. Pangea has extensive land holdings and advanced exploration properties in Tanzania that can be developed in tandem with Bulyanhulu. This acquisition solidifies Barrick's position as the dominant gold miner in Tanzania, which is fast becoming one of the leading African gold-producing nations.

THE OUTLOOK

The U.S. economy completed its ninth full year of steady expansion during the first quarter of the year, the longest in its history. Boosted by a consumer spending increase at an annual rate of 7.7%, the economy grew at an annual rate of 5.5% during this quarter. The Federal Reserve continued to support growth by monetizing debt and the monetary base at a faster rate than economic growth. The banks expanded credit accordingly. Commercial and industrial loans grew at double-digit annualized rates during the first half of the year.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

The Federal Reserve Bank has been raising interest rates for a year in order to achieve a slowdown to avoid accelerating inflation. Signs are appearing that it may be achieving its objective. The question is whether it will end in a soft or hard landing.

A soft landing could mean a decline in the real GDP growth rate to approximately 3.5% a year. The current growth rate of corporate profits could slow down, and the Dow Jones Industrial Average would consolidate. In our opinion, the price of gold could continue to outperform the Dow, as it did in the first six months of the year. Historically, despite price fluctuations, gold has consistently reverted to its real purchasing power parity with other commodities. Using the average purchasing power parity with the basket of goods represented by the Consumer Price Index since 1913, the price of gold would have to be approximately $342 an ounce today. The gold-mining industry needs an estimated price of at least $370 to $400 an ounce to find new reserves in order to replenish existing low cost ore bodies as they are mined out, according to leading mine authorities.

A hard landing scenario could mean an eventual recession. U.S. consumer spending could pick up later this year and next. The current annual growth rates of Bank of Japan assets exceeding 15% and of European Central Bank assets averaging over 10% could stimulate economic growth more than expected and add to the acceleration of global inflationary pressure. This could prompt a tighter U.S. monetary policy. Corporate profits would be squeezed as wage pressures and commodity prices accelerated. The dollar would drop sharply in tandem with the U.S. stock market as foreign investors repatriated their funds. Conditions of rising inflation, peak U.S. balance of payments deficits, a falling dollar and U.S. stock market are a reminder of 1987. The investment demand for gold that year rose; the gold price climbed 28% from $390 an ounce to $500 an ounce, and gold-mining share prices soared some 80% as confidence in central bank economic management was shaken.

The recent unprecedented economic growth, according to many economists, has been accompanied by classical business cycle unsustainable economic imbalances and structural deficiencies, and dangerous speculative credit conditions.

1. The foreign exchange value of the dollar may be unsustainably high. The U.S. current account deficit widened 6.3% from the final quarter of 1999 to a record $102.3 billion in the first quarter of this year. It was $66.6 billion in the first quarter of 1999, and currently is running at a record 4.3% of GDP. The IMF projects continued record deficits at least until 2001. Since the mid-1980s, the U.S. has gone from being a net creditor nation of about $300 billion to being a net debtor likely to exceed $2 trillion this year. The macroeconomic repercussions of foreign borrowing rising in parallel with the trade deficit include lower inflation and interest rates and higher stock prices than would otherwise have prevailed. It is estimated that approximately 80% of foreign borrowing goes to consumption. The question for U.S. financial markets is how long high and possibly excessive U.S. consumption and foreign investments in the U.S. will last.

2. The Bank for International Settlements warned last month that present stock market valuations were unlikely to be sustainable in the long term. The historical price/earnings ratio of the S&P 500 Index from 1871 to date was a mean of 14.4 and currently, it is approximately 29. The market value of listed equities as a percent of GDP has risen from a 75-year average of approximately 60% to a current record level of about 170%. Surveys indicate that most speculative and investor expectations are still for double-digit annual stock market gains over the next decade, well above historic rates. Overconfidence usually breeds risky borrowing.

3. The U.S. debt build-up may be reaching unsustainable levels. Household and business debts have been growing faster than income since World War II. Non-federal debt climbed from approximately 110% of GDP at the end of 1968 to over 230% of GDP currently. From 1991 through 1999, net U.S. commercial banking, money market mutual funds and foreign outstanding credit market debt rose 9.2% annually from $3.7 trillion in 1991 to $7.5 trillion in 1999. This has contributed to U.S. economic prosperity

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

   in the short term but also to overheating imbalances and speculation. The risk is that the growth of debt service charges cannot exceed the growth of income forever.

The longer the boom lasts, the more the imbalances and speculation build up, and the more difficult becomes their correction, as Japan has proven after the boom of the 1980s.

INVESTMENT POLICY

For those investors who are becoming more cautious in their investment outlook, we continue to suggest that they diversify a portion of their portfolio into gold-mining shares. In our opinion, this investment sector is significantly undervalued. Historically, the price of gold often has been negatively correlated to the general stock market as investors have sought a default-free and currency risk-free monetary asset to preserve their wealth from serious stock market "reversions to the mean," credit contractions and negative real short-term interest rates. With central banks permitting up to 3% inflation rates to maintain growth, currencies become less reliable "stores of value." More and more investors may consequently seek gold as a preferred long-term monetary cash asset.

We appreciate your participation in the Van Eck International Investors Gold Fund and look forward to helping you meet your investment needs in the future.









[PHOTO OF JOHN C. VAN ECK]    [PHOTO OF JOSEPH M. FOSTER]


/s/ JOHN C. VAN ECK           /s/ JOSEPH M. FOSTER
-------------------           --------------------
JOHN C. VAN ECK               JOSEPH M. FOSTER
CHAIRMAN                      MANAGEMENT TEAM MEMBER

July 19, 2000

   The Financial Times Gold Mines Index and the Dow Jones Industrial Average are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

* The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928.

** The Financial Times Gold Mines Index is a market capitalization-weighted global index of gold-mining shares.

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
--------------------------------------------------------------------------------
                                      AFTER MAXIMUM
AVERAGE ANNUAL                        SALES CHARGE                BEFORE SALES
TOTAL RETURN                          OF 5.75%                    CHARGE
--------------------------------------------------------------------------------
Life (since 2/10/56)                     8.13%                       8.27%
--------------------------------------------------------------------------------
20 year                                 (0.06)%                      0.24%
--------------------------------------------------------------------------------
15 year                                 (2.15)%                     (1.76)%
--------------------------------------------------------------------------------
10 year                                 (7.10)%                     (6.55)%
--------------------------------------------------------------------------------
5 year                                 (17.54)%                    (16.55)%
--------------------------------------------------------------------------------
1 year                                 (21.48)%                    (16.67)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                    VAN ECK INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

Australia           8.3%
Canada             25.0%
Cash/Equivalents   27.5%
France              0.9%
Netherlands         0.4%
South Africa       15.1%
United Kingdom      0.6%
United States      22.2%

                         VAN ECK NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

As we reported to you in the first quarter report, the Van Eck Gold/Resources Fund underwent a name change on May 1, 2000. The Fund was renamed the Van Eck Natural Resources Fund. The objective of the Fund, as stated in the prospectus, remains unchanged. The Fund continues to invest in gold-related securities as well as securities of other strategic or precious metals, minerals, oil, natural gas and coal. However, the majority of the Fund's assets have been diversified into stocks of companies that produce these other natural resources whose demand should benefit from global economic expansion. We are pleased to report that this reallocation of the Fund, which was completed by May 1, has already been beneficial as certain natural resources sectors continue to outperform gold.

There was extreme divergence in performance among the natural resource sectors in the first six months of 2000. Energy stocks had exceptional performance as crude oil and natural gas prices reached multi-year highs. In contrast, non-energy sectors suffered from several interest rate hikes by the Federal Reserve, which dampened expectations for continued growth in the world economy. These stocks, being cyclical in nature, underperformed despite strong commodity fundamentals (low inventories, limited prospects for additional supply, and continued, if moderating, global growth).

The Fund was invested primarily in gold shares (and performed in line with those shares) until May. With the Fund's refocusing in May, we moved almost half of the portfolio's assets into energy stocks given very strong fundamentals in the sector and expected outperformance. We further diversified the Fund into the other natural resource sectors as well. At June 30, the Fund was 45.7% in energy shares, 29.8% in precious metals stocks, 14.7% in industrial metals shares and 8.9% in forest products and paper shares, which reflects the Fund's approximate weightings since its refocusing in May. The Natural Resources Fund had a total return of -14.29% for the six months ended June 30, 2000. As we enter the second half of the year, we hope (and expect) to be able to improve Fund performance due to our increased flexibility and diversification.

REVIEW

The ENERGY sector was the clear winner among natural resource sectors in the first half of 2000. Crude oil rose 35.4%, ending the period at $32.50 per barrel. The stage was set for this increase in February 1999 on the back of the Asian financial crisis, when crude prices bottomed near $13 per barrel. At that time, both OPEC and non-OPEC producers were slashing production to minimize their losses. Even at today's elevated prices, oil producers are reluctant to increase production for several reasons: 1) consolidation within the industry has companies more focused on cutting costs and growing returns on equity rather than expanding new reserves; 2) due to the hardships endured in the last downturn, most companies are using prices below $20 per barrel to conservatively evaluate new projects; and 3) outside of Saudi Arabia, OPEC has limited capacity to increase production.

Natural gas prices finished the first half of 2000 up an incredible 92.1%. Several factors have led to this explosive increase: 1) as with the global oil producers, consolidation and cost-cutting have kept production increases in check; 2) exploration and production (E&P) companies are having difficulty increasing production due to the mature nature of U.S. gas resources; and 3) gas imports from Canada are increasing at a much slower rate than expected, as Canadian E&P companies are focused on lower risk oil exploration. In addition, forecasts of above normal summer temperatures and a colder winter has the market extremely nervous about the prospect of severe shortages.

Energy shares performed very well on the back of these price increases, with the E&P and oil services groups up 52.2% and 39.9%, respectively. The integrated producers lagged, however, ending the first half essentially unchanged.

PRECIOUS METALS had mixed performance for the six months ended June 30. The price of gold increased 0.6% to $290.10 per ounce. The flat performance was punctuated by a rally to the $310 level in February following an announcement

                         VAN ECK NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

by Placer Dome (0% of Fund assets at June 30) that the company will no longer engage in hedging activities. This action acknowledged the negative impact that heavy hedgers like Placer have had on the gold market over the past several years. Bullion then drifted lower to the $270 level before rallying again in June amid speculation of a weakening U.S. dollar. Gold shares' performance was subdued relative to the gold price, as indicated by the 15.0% decline in U.S. gold shares.

Platinum recorded a new high of $580 per ounce on June 28, while palladium has also been very strong this year, ending the quarter around the $600 level. Strong prices are a result of export delays from Russia, one of the major suppliers of these metals. Platinum/palladium producers' share prices are down 5% to 12% in the first half. The South African producers have already had strong gains in 1999 in anticipation of higher prices, while U.S.-based Stillwater Mining (3.4% of assets) has had operational problems at their Montana mine that has depressed its share price.

INDUSTRIAL METALS experienced declines during the first half. Copper, aluminum, nickel, and zinc prices as a group have declined roughly 5%, despite a precipitous fall in exchange inventories that ranges from 20% for zinc to 50% for nickel. Normally, declines in inventories are supportive of prices. This sharp divergence between pricing and exchange inventory levels has led to speculation as to the cause, the most credible of which are: 1) metals traders are forecasting a slowdown in global growth; 2) the market is adjusting to lower inventory levels to match gains in production and transport efficiencies; 3) inventories are being stored in off-exchange locations; or 4) inventories are being consumed due to increased demand. Each of these explanations have merit and are likely to play a role, however, the magnitude of the anomaly suggests that, on balance, there is a tightness in the market that justifies prices above current levels. A look at the equity market provides an even starker contrast. Base metals shares are down 44% this year. We believe equity investors have been incorrectly forecasting a worst-case outcome in which metals would be found hidden in unreported inventories at the same time that U.S. GDP growth slows.

The FOREST PRODUCTS AND PAPER sector had mixed results in the first six months of 2000. Prices for most grades of pulp and paper products reached post-Asian crisis highs in the first half of 2000. Lumber prices, on the other hand, fell by approximately 20% since the beginning of the year. The decline in lumber was caused by a modest slowdown in the U.S. housing market, coupled with a drop in exports brought on by the strong U.S. dollar. Following on the disappointing lumber performance, some grades, such as uncoated freesheet and containerboard, exhibited weakness in pricing and inventory levels at the end of the first half. Others, such as newsprint and pulp, were showing strength. The equity market failed to discriminate between various producers, as most paper stocks faired poorly in the first half. In our view, the market overreacted to weakness in the lumber market, sending the forest products and paper shares down 38.8% for the first half.

THE OUTLOOK

Our outlook for natural resources overall is positive due primarily to continued (if moderating) global economic growth and promising supply/demand pictures for most natural resource commodities.

We continue to favor the energy sector. The fundamentals of the oil and gas markets indicate that a tight supply/demand scenario should dominate for the remainder of the year. June inventories of natural gas, crude oil, gasoline, and heating oil are slightly to moderately below the normal average levels. Continued strong demand will be supportive of the current lofty prices, while severe weather or political events could potentially precipitate a crisis situation. On July 3, Saudi Arabia unilaterally announced plans to increase production. This is the first sign of disarray among OPEC producers. Equity valuations are currently discounting somewhat lower commodity prices, indicating that the market does not yet believe that higher energy prices are a longer-term phenomenon. In addition to commodity price strength, we expect

                         VAN ECK NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

positive earnings surprises to underpin share prices going forward.

We believe there is considerable support for gold above the $270 level due to the current trend among producers to abandon hedging, the agreement among central banks to limit gold sales and lending, and a mine production profile that we estimate will start to decline in 2001. There are some disturbing trends in the U.S. economy that are supportive to gold, which include the record trade deficit, inflationary pressures brought on by low unemployment and high energy costs, and threats to the banking system due to the high levels of consumer, financial and non-financial debt. While these problems are not being given serious consideration by the markets, we believe the dangers are real enough to justify a significant position in gold shares.

Platinum and palladium prices are probably not sustainable above $500 per ounce. However, the unique properties of these metals as the critical components in pollution control devices and the government mandated trends to cleaner emission standards provide a robust outlook for demand, which should result in prices above the long-term average and record profits for producers.

Most analysts agree that the industrial metals were in deficit supply in the first half. While seasonal weakness may reduce metals demand somewhat in the third quarter, we believe that the momentum contained within the U.S. economy will be supportive of continued high levels of metals consumption. Consolidation and a lack of capital spending in the forest products and paper industry continues to limit production growth and tightness in inventories should support prices.

We appreciate your participation in the Van Eck Natural Resources Fund and look forward to helping you meet your investment needs in the future.


[PHOTO OF JOSEPH M. FOSTER]

/s/ JOSEPH M. FOSTER

JOSEPH M. FOSTER
MANAGEMENT TEAM MEMBER

July 20, 2000

--------------------------------------------------------------------------------
PERFORMANCE RECORD AS OF 6/30/00
--------------------------------------------------------------------------------
                                        AFTER MAXIMUM
AVERAGE ANNUAL                          SALES CHARGE                BEFORE SALES
TOTAL RETURN                            OF 5.75%                    CHARGE
--------------------------------------------------------------------------------
Life (since 2/15/86)                     (2.19)%                      (1.79)%
--------------------------------------------------------------------------------
10 year                                  (6.13)%                      (5.57)%
--------------------------------------------------------------------------------
5 year                                  (16.37)%                     (15.37)%
--------------------------------------------------------------------------------
1 year                                  (18.18)%                     (13.33)%
--------------------------------------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                         VAN ECK NATURAL RESOURCES FUND
--------------------------------------------------------------------------------


                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2000

[PIE CHART OMITTED]

Cash/Equivalents         0.9%
Energy                  45.7%
Precious Metals         29.8%
Industrial Metals       14.7%
Forest Products
  and Paper              8.9%


                             GEOGRAPHICAL WEIGHTINGS
                               AS OF JUNE 30, 2000


[PIE CHART OMITTED]

Other                    0.4%
Cash/Equivalents         0.9%
United States           48.8%
Canada                  21.9%
Australia                8.8%
South Africa             8.0%
France                   4.7%
Netherlands              3.4%
United Kingdom           3.1%

                         VAN ECK NATURAL RESOURCES FUND
                      TOP TEN HOLDINGS AS OF JUNE 30, 2000*
--------------------------------------------------------------------------------

TOTAL FINA ELF S.A.
(FRANCE, 4.7%)

Total Fina explores for, produces, refines, transports, and markets oil and natural gas. There are 12,840 Total gas filling stations in Europe, the United States and Africa. The company also operates a chemical division, which produces rubber, paint, ink, adhesives, and resins. Total is investing heavily in new oil and gas projects that offer the greatest prospects for production growth among the integrated energy producers.

CHEVRON CORP.
(U.S., 4.6%)

Chevron explores for, develops, and produces oil and natural gas. The company offers some of the best exploration plays among the major oil companies and has a strong position in the developing Caspian Sea region. Chevron also refines, markets and transports crude oil in the U.S. and throughout the world.

WMC LTD.
(AUSTRALIA, 4.3%)

WMC is an Australian-based diversified metals producer active in mining, processing, and marketing of alumina, nickel, gold, fertilizer, and other industrial minerals. The company has spent a number of years perfecting operations at some technically difficult but world class mines that are now beginning to run at full efficiency. Recent significant discoveries of gold and nickel in Australia indicate that the company will be able to generate additional mining capacity internally.

MERIDIAN GOLD, INC.
(CANADA, 3.7%)

Meridian Gold is a gold production and exploration company with operations in the Americas. The company is set to more than double its gold production in 2000 with the recent commissioning of its El Pe-on mine in Chile. El Pe-on is a high-grade underground gold mine with substantial silver credits that will transform Meridian into one of the lowest cost producers in the world.

DEVON ENERGY CORP.
(U.S., 3.5%)

Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin of Texas, the Rocky Mountains, the Gulf Coast and offshore Gulf of Mexico, as well as western Canada and internationally. The company has focused on increasing domestic production with timely acquisitions.

STILLWATER MINING CO.
(U.S., 3.4%)

Stillwater Mining develops, processes and refines platinum, palladium and associated metals from the Stillwater Mine in Montana. Stillwater is the only primary producer of platinum outside of South Africa. The company is currently developing the East Boulder project, a new underground mine on the Stillwater property that will boost metals production substantially starting in 2001.

ROYAL DUTCH PETROLEUM CO.
(NETHERLANDS, 3.4%)

Royal Dutch Petroleum controls the Royal Dutch/Shell Group of companies. The company explores for, produces, refines, and markets petroleum products and manufactures chemicals. Royal Dutch has emerged from a restructuring and asset disposal program that promises to provide superior profitability going forward from one of the best asset portfolios in the business.

HOMESTAKE MINING CO.
(U.S., 3.4%)

Homestake Mining explores for and produces gold. The company has the lowest level of political risk in the industry with operations in the United States, Canada and Australia. Homestake is an unhedged producer that has successfully reduced costs to stay competitive at low gold prices.

NEWMONT MINING CO.
(U.S., 3.3%)

Newmont is the largest gold producer outside of South Africa. The company's core property is the Yanacocha Mine in Peru, which has developed into a district producing nearly two million ounces per year. Newmont is also developing the world class Batu Hijau Mine in Indonesia and continues to lead the North American industry with its production from Nevada.

OCEAN ENERGY, INC.
(U.S., 2.9%)

Ocean Energy explores and develops crude oil and natural gas properties. The company's operations are focused in the shelf and deepwater areas of the Gulf of Mexico, the Permian Basin, Midcontinent, and Rocky Mountain regions of the United States. The company is also positioned to benefit from international drilling success with properties in West Africa, Egypt, Russia, and Indonesia.

----------
* Portfolio is subject to change.

                       VAN ECK U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

The U.S. Government Money Fund continues to meet its objectives as an investment that provides a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or to use our checkwriting privileges. The Fund's seven-day average yield was 4.97%* and its 30-day average yield was 4.91% on June 30, 2000. The Fund's total net assets were $115.8 million as of June 30, 2000.

During the first half of 2000, the yield on three-month Treasury bills averaged 5.77%. Treasury bill rates climbed steadily from their January low of 5.33% to peak in mid-May at 6.21%. This rise in T-bill rates was coincident with the continued tightening of monetary conditions by the Federal Reserve. The Fed raised the Fed Funds target rate three times in the first half of 2000, a total tightening of 100 basis points (1.00%), in an attempt to cool the robust U.S. economy and reduce the risk of inflation. T-bill rates ended the first half at 5.85%, falling from their mid-May peak as economic data began pointing to a potential slowing of the U.S. economy and investors began to speculate that the Fed may be coming to the end of their tightening cycle.

The Fund's investment strategy continues to emphasize safety by investing in short-term U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations. These obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the U.S. Government. Of course, shares of the Fund are not guaranteed by the United States Government** and there can be no guarantee that the price of the Fund's shares will not fluctuate.*** Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by U.S. Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U.S. Treasury bills and repurchase agreements over time. However, when repurchase agreements offer an attractive yield pick-up over Treasury bills we will look to place more emphasis on repurchase agreements.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.+

We appreciate your participation in the Van Eck U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.



[PHOTO OF GREGORY F. KRENZER]

/s/ GREGORY F. KRENZER
----------------------
GREGORY F. KRENZER
PORTFOLIO MANAGER

July 7, 2000

---------------------
* Performance data represents past performance and is not indicative of future results.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

*** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Fund.

+ Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck and Van Eck/Chubb Funds. The Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

NO. OF SHARES    SECURITIES (a)                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------

CHINA: 2.6%
        250,000  MATRIX 8848.net Holdings, LLC (b)(c)(d)             $   250,000
                 1,760,000 Yizheng Chemical Fibre Co. Ltd.               349,941
                 2,200,000 Zhenhai Refining & Chemical Co. Ltd.          341,475
                                                                     -----------
                                                                         941,416
                                                                     -----------
HONG KONG: 18.0%
        178,000  Asia Satellite Telecommunications Holdings Ltd.         608,510
      2,768,000  Brilliance China Automotive Holdings Ltd.               475,797
        103,000  Cheung Kong (Holdings) Ltd.                           1,139,585
        420,000  China Everbright Pacific Ltd.                           328,647
         92,000  China Telecom (Hong Kong) Ltd.                          811,355
        115,000  Citic Pacific Ltd.                                      601,878
        206,000  Computer & Technologies Holdings Ltd.                   210,080
         88,000  Dah Sing Financial Group                                354,456
        175,000  Great Eagle Holdings Ltd.                               276,117
        336,500  Kerry Properties Ltd.                                   356,114
         94,000  Li & Fung Ltd.                                          470,265
        701,000  New World Infrastructure Ltd.                           620,465
        525,000  Wheelock & Co. Ltd.                                     343,463
                                                                     -----------
                                                                       6,596,732
                                                                     -----------
INDIA: 13.5%
          9,773  Citicorp Securities & Investments                        34,802
          9,500  Dr. Reddy's Laboratories Ltd.                           279,149
         16,400  HCL Technologies Ltd.                                   473,378
          3,000  Hindustan Lever Ltd.                                    191,288
         99,500  Hindustan Petroleum Corp. Ltd.                          273,541
         36,500  Housing Development Finance
                   Corporation Ltd.                                      451,979
          3,800  Infosys Technologies Ltd.                               709,787
            400  ITC Ltd.                                                  7,095
          7,550  NIIT Ltd.                                               370,483
         18,000  Satyam Computer Services Ltd.                         1,201,344
         26,400  Sonata Software Ltd.                                    372,497
             35  Tata Infotech Ltd.                                          226
         16,500  Television Eighteen India Ltd.                          220,985
         12,644  Videsh Sanchar Nigam Ltd.                               341,232
                                                                     -----------
                                                                       4,927,786
                                                                     -----------
INDONESIA: 2.5%
        640,554  PT Astra International Tbk                              201,145
        750,000  PT Bank Panin Indonesia Tbk Warrants
                   (expiring 7/08/02)                                      7,108
     24,900,000  PT Lippo Bank Tbk                                       355,410
      1,000,000  PT Telekomunikasi Indonesia                             351,128
                                                                     -----------
                                                                         914,791
                                                                     -----------
MALAYSIA: 7.0%
        225,000  Berjaya Sports Toto Berhad                              367,105
        180,000  Commerce Asset Holdings Berhad                          521,053
        321,000  IOI Properties Berhad                                   506,842
        255,000  MAA Holdings Berhad                                     671,053
         67,000  Unisem (M) Berhad                                       476,053
                                                                     -----------
                                                                       2,542,106
                                                                     -----------
PHILIPPINES: 0.0%
          4,200  Benpres Holdings Corp. (GDR)                              7,875
                                                                     -----------

SINGAPORE: 12.6%
          5,000  Chartered Semiconductor Manufacturing Ltd.              450,000
         66,920  Datacraft Asia Ltd.                                     588,896
         35,427  DBS Group Holdings Ltd.                                 455,007
        185,000  JIT Holdings Ltd.                                       323,228
         84,000  Natsteel Electronics Ltd.                               257,564
         81,000  Pacific Century Regional Development Ltd.             1,105,930
         42,000  Singapore Airlines Ltd.                                 415,505
        102,000  Singapore Land Ltd.                                     217,159
         34,000  Singapore Land Warrants (expiring 3/23/05)               30,686
         10,723  Singapore Press Holdings Ltd.                           167,498
        112,000  Star Cruises PLC                                        604,800
                                                                     -----------
                                                                       4,616,273
                                                                     -----------
SOUTH KOREA:  22.2%
          5,900  Cheil Communications, Inc.                              769,893
          5,920  Cheil Jedang Corp.                                      271,305
         45,568  Daou Technology, Inc.                                   441,366
          6,600  Daum Communications Corp.                               627,430
         11,361  Haansoft, Inc.                                          184,421
         35,100  Housing & Commercial Bank, Korea                        821,605
         49,656  Hyundai Electronics Industries Co. 979,738
         27,000  Hyundai Motors Co. Ltd.                                 346,270
          6,800  Korea Telecom Corp.                                     598,874
          6,526  Samsung Electronics                                   2,159,677
          2,800  SK Telecom Co. Ltd.                                     916,571
                                                                     -----------
                                                                       8,117,150
                                                                     -----------
TAIWAN: 16.8%
         57,750  Acer, Inc. (GDR)                                        539,963
         45,000  Ambit Microsystems Corp.                                446,705
        207,700  Compal Electronics, Inc.                                510,378
        700,000  Eva Airways Corp.                                       338,324
         34,500  Evergreen Marine Corp.                                  339,825
        270,000  Polaris Securities Co. Ltd.                             246,932
        135,900  R.O.C. Taiwan Fund                                    1,180,631
         52,600  Siliconware Precision Industries Co. (ADR)              486,550
        407,800  United Microelectronics Corp.                         1,134,806
         34,000  Via Technologies, Inc.                                  525,631
        121,000  Zyxel Communications Corp.                              397,754
                                                                     -----------
                                                                       6,147,499
                                                                     -----------
THAILAND: 1.1%
        869,600  Golden Land Property Development PLC                    117,603
        340,800  Regional Container Line Public Co. Ltd."F"              300,016
                                                                     -----------
                                                                         417,619
                                                                     -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 96.3%
(Cost: $30,534,390)                                                   35,229,247
OTHER ASSETS LESS LIABILITIES: 3.7%                                    1,346,399
                                                                     -----------
NET ASSETS: 100%                                                     $36,575,646
                                                                     ===========

--------------
(a) Unless otherwise indicated, securities owned are shares of common stock.

(b) Affiliated company. See Schedule of Affiliated Company Transactions
    (Note 9).
(c) Fair value as determined by Board of Trustees.
(d) Restricted security, see note 8.

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
"F" - Foreign Registry

                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2000 (UNAUDITED) (CONTINUED)

SUMMARY OF                                       % OF
INVESTMENTS                                       NET
BY INDUSTRY                                     ASSETS
------------------------------------------------------
Advertising                                      2.10%
Airlines                                         2.06%
Automotive                                       2.80%
Chemicals                                        0.96%
Commercial Services                              1.29%
Computer Software & Technology                  16.66%
Conglomerates                                    3.50%
Consumer Products                                0.52%
Electrical Equipment & Electronics              16.51%
Engineering & Construction                       1.70%
Entertainment & Leisure                          2.66%
Financial Services & Insurance                  10.72%
Food & Beverages                                 0.74%
Investment Funds                                 3.23%
Oil & Gas                                        1.68%
Pharmaceuticals                                  0.76%
Publishing                                       0.46%
Real Estate                                      7.23%
Semiconductors & Semiconductor Equipment         8.45%
Telecommunications                               9.92%
Television                                       0.60%
Tobacco                                          0.02%
Transportation                                   1.75%
Other assets less liabilities                    3.68%
                                               ------
                                               100.00%
                                               ======






                        See Notes to Financial Statements

                          EMERGING MARKETS VISION FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)                      VALUE (NOTE 1)
-------------------------------------------------------------------------------

BRAZIL: 5.0%
        1,300  CIA Paranaense de Energia
                 (Copel) Pfd. (ADR)                      $ 12,106
          120  Tele Centro Oeste
                 Celular Participacoes S.A. (ADR)           8,768
        1,200  Tele Norte Leste Participacoes S.A. (ADR)   28,350
          450  Uniao de Bancos Brasileiros S.A. (ADR)      12,938
                                                       ----------
                                                           62,162
                                                       ----------
HONG KONG: 5.5%
         5,000 Asia Satellite Telecommunications
                 Holdings Ltd.                             17,093
         2,000 Cheung Kong (Holdings) Ltd.                 22,128
         1,000 China Telecom (Hong Kong) Ltd.               8,819
         2,000 Li & Fung Ltd.                              10,006
        12,000 New World Infrastructure Ltd.               10,621
                                                       ----------
                                                           68,667
                                                       ----------
INDIA: 8.7%
        1,500  ICICI Ltd.                                  21,750
        2,000  India Fund, Inc.                            28,375
        1,500  Rediff.com India Ltd.                       21,000
        1,000  Silverline Technologies Ltd. (ADR)          21,625
        2,500  SSI Ltd.                                    16,750
                                                       ----------
                                                          109,500
                                                       ----------
INDONESIA: 0.7%
        40,000 PT Bimantara Citra Tbk"F"                    5,595
        10,000 PT Telekomunikasi Indonesia                  3,511
                                                       ----------
                                                            9,106
                                                       ----------
ISRAEL: 2.7%
           270 Fundtech Corp. Ltd.                          7,020
            70 Gilat Satellite Networks Ltd.                4,856
           200 Nice Systems Ltd. (ADR)                     15,438
            70 Orbotech Ltd.                                6,501
                                                       ----------
                                                           33,815
                                                       ----------
MALAYSIA: 2.0%
         4,000 MAA Holdings Berhad                         10,526
         2,000 Unisem (M) Berhad                           14,211
                                                       ----------
                                                           24,737
                                                       ----------
MEXICO: 9.4%
           523 Cemex S.A. (Sponsored ADR)                  12,232
         5,000 Consorcio ARA S.A. de C.V.                   5,912
         4,500 Corporation Interamericana de
                 Entretenimento S.A. de C.V. (Series B) 17,660 4,500 Grupo Financiero Banamex
                 Accival, S.A. de C.V.                     18,990
           650 Telefonos de Mexico S.A. de C.V.
                 (Sponsored ADR)                           37,131
         2,000 TV Azteca S.A. (Sponsored ADR)              26,375
                                                       ----------
                                                          118,300
                                                       ----------
RUSSIA: 3.7%
         1,000 AO Taftneft (Sponsored ADR)                  9,813
           100 Golden Telecom, Inc.                         2,975
           300 Lukoil Holding (ADR)                        15,198

        35,000 Surgutneftegaz Pfd.                          3,990
         1,050 Surgutneftegaz (Sponsored ADR)              13,850
                                                       ----------
                                                           45,826
                                                       ----------
SINGAPORE: 6.3%
           300 Chartered Semiconductor
                 Manufacturing Ltd.                        27,000
         1,560 Datacraft Asia Ltd.                         13,728
         2,000 Pacific Century Regional
                 Development Ltd.                          27,307
         2,000 Star Cruises PLC                            10,800
                                                       ----------
                                                           78,835
                                                       ----------
SOUTH AFRICA: 5.0%
         9,000 Comparex Holdings Ltd.                     15,863
         4,000 Dimension Data Holdings Ltd.                33,097
        15,000 Softline Ltd.                               13,805
                                                       ----------
                                                           62,765
                                                       ----------
SOUTH KOREA:  8.3%
           100 Cheil Communications, Inc.                  13,049
           300 Daum Communications Corp.                   28,520
           800 Hyundai Electronics Industries Co.          15,784
           150 Korea Telecom Corp.                         13,210
           100 Samsung Electronics                         33,093
                                                       ----------
                                                          103,656
                                                       ----------
TAIWAN: 11.7%
         3,500 Acer, Inc. (GDR)                            32,725
         1,000 Hon Hai Precision Industry Co. (GDR)        24,850
         3,000 R.O.C. Taiwan Fund                          26,063
         3,700 Siliconware Precision Industries
                 Co. (ADR)                                 34,225
         1,000 Winbond Electronics Corp.                 28,900
                                                       ----------
                                                          146,763
                                                       ----------
TURKEY: 3.2%
       500,000 Dogan Yayin  Holding A.S.                    8,467
        60,000 Enka Holding Yatirim A.S.                   13,306
       500,000 Turkiye Garanti Bankasi A.S.                 6,048
        40,000 Vestel Elektronik Sanayi ve
                 Ticoret. A.S.                             12,096
                                                       ----------
                                                           39,917
                                                       ----------
TOTAL STOCKS AND OTHER INVESTMENTS: 72.2%
(Cost: $900,965)                                          904,049
                                                       ----------


                        See Notes to Financial Statements

                          EMERGING MARKETS VISION FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2000 (UNAUDITED) (CONTINUED)

PRINCIPAL                             INTEREST     MATURITY
AMOUNT        SECURITIES (a)             RATE        DATE      VALUE (NOTE 1)
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATION: 27.0%
$339,000
  Repurchase Agreement (Note 10):
    Purchased on 6/30/00;
    maturity value $339,000
    (with State Street Bank & Trust
    Co., collateralized by $340,000.
    Federal National Mortgage
    Association 6.70%
    due 1/03/02 with a value of
    $350,792) (Cost: $339,000)           6.45%      7/03/00     $   339,000
                                                                -----------


TOTAL INVESTMENTS: 99.2%
(Cost: $1,239,965)                                                1,243,049
OTHER ASSETS LESS LIABILITIES: 0.8%                                   9,699
                                                                -----------
NET ASSETS: 100%                                                 $1,252,748
                                                                ===========


SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Advertising                                          1.0%
Building & Construction                              2.0%
Commercial Services                                  0.8%
Computer Software & Technology                      17.1%
Conglomerates                                        0.5%
Electrical Equipment & Electronics                  13.9%
Engineering & Construction                           0.8%
Entertainment & Leisure                              2.3%
Financial Services & Insurance                       5.6%
Investment Funds                                     4.4%
Manufacturing                                        1.0%
Media                                                2.8%
Oil & Gas                                            3.4%
Real Estate                                          2.2%
Semiconductors & Semiconductor Equipment             3.4%
Telecommunications                                  10.0%
Utilities                                            1.0%
Short-Term Obligation                               27.0%
Other assets less liabilities                        0.8%
                                                  -------
                                                   100.0%
                                                  =======


-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
"F" - Foreign Registry






                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

NO. OF SHARES  SECURITIES (a)              VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 5.1%
ENERGY: 3.0%
      130,619  Origin Energy Ltd.             $   125,789
      477,000  Portman Ltd.                       228,254
      143,000  United Energy Ltd.                 278,846
                                              -----------
                                                  632,889
                                              -----------
INDUSTRIAL METALS: 0.5%
       14,000  Capral Aluminum Ltd.                20,893
       39,500  Mayne Nickless Ltd.                 81,040
                                              -----------
                                                  101,933
                                              -----------
PRECIOUS METALS: 1.6%
      130,000  Newcrest Mining Ltd.               349,918
        6,830  Online Advantage Ltd.                1,144
                                              -----------
                                                  351,062
                                              -----------
                                                1,085,884
                                              -----------
BERMUDA: 0.6%
TRANSPORTATION: 0.6%
        6,200  Knightsbridge Tankers Ltd.         124,000
                                              -----------
BRAZIL: 0.9%
TRANSPORTATION: 0.9%
        10,000 Aracruz Celulose S.A. (ADR)        193,125
                                              -----------
CANADA: 22.0%
ENERGY: 7.0%
         7,200 Alberta Energy Co. Ltd.            290,742
         6,900 Canadian Natural Resources Ltd.    200,351
         7,250 Ensign Resources Service Group     238,909
        20,000 NQL Drilling Tools, Inc.           121,548
        16,200 Talisman Energy, Inc.              536,572
       333,000 Windsor Energy Corp. (b)(c)         87,697
                                              -----------
                                                1,475,819
                                              -----------
FOREST PRODUCTS AND PAPER: 5.0%
        35,000 Abitibi-Consolidated, Inc.         328,125
        26,000 Canfor Corp.                       230,873
        25,300 Tembec, Inc.                       246,867
        35,000 Timberwest Forest Corp.            245,796
                                              -----------
                                                1,051,661
                                              -----------
INDUSTRIAL METALS: 1.4%
         9,600 Alcan Aluminum Ltd.                297,600
                                              -----------
PRECIOUS METALS: 4.2%
         6,300 Barrick Gold Corp.                 114,581
       707,700 Brazilian Resources, Inc.          396,645
        40,200 Placer Dome, Inc.                  384,413
                                              -----------
                                                  895,639
                                              -----------
REAL ESTATE: 4.4%
        25,000 Brookfield Properties Corp.        331,724
        27,000 Oxford Properties Group, Inc.      309,035
        17,000 TrizecHahn Corp.                   303,875
                                              -----------
                                                  944,634
                                              -----------
                                                4,665,353
                                              -----------

FINLAND: 1.0%
FOREST PRODUCTS AND PAPER:  1.0%
        22,500 Stora Enso Oyj (R Shares)          205,388
                                              -----------
FRANCE: 0.1%
REAL ESTATE: 0.1%
         3,500 Societe Fonciere Lyonnaise
                 Warrants (expiring 7/30/02)          836
         3,000 Unibail S.A. Warrants
                 (expiring 5/11/04)                17,865
                                              -----------
                                                   18,701
                                              -----------
NORWAY: 0.4%
ENERGY: 0.4%
         7,000 Stolt Comex Seaway S.A.             98,875
                                              -----------
RUSSIA: 6.2%
ENERGY: 6.2%
        15,000 AO Tatneft (ADR)                   147,188
         1,679 Khanty-Mansiysk Oil Co. (b)(c)     797,525
         2,600 Lukoil Holding Corp. (ADR)         131,716
         2,600 Lukoil Holding Corp. Pfd. (ADR)     51,692
         7,800 Surgutneftegaz (Sponsored ADR)      87,976
         7,800 Surgutneftegaz Pfd.
               (Sponsored ADR)                    102,888
                                              -----------
                                                1,318,985
                                              -----------
SOUTH AFRICA: 1.2%
FOREST PRODUCTS AND PAPER: 1.2%
         4,092 Anglogold Ltd. (Sponsored ADR)      84,142
        23,000 Sappi Ltd. (ADR)                   169,625
                                              -----------
                                                  253,767
                                              -----------
UNITED KINGDOM: 1.5%
ENERGY: 1.5%
         5,700 BP Amoco PLC (ADR)                 322,406
                                              -----------
UNITED STATES: 58.6%
ENERGY: 29.8%
         9,500 Anadarko Petroleum Corp.           468,469
         6,750 Apache Corp.                       396,984
         3,650 Cooper Cameron Corp.               240,900
         3,600 Enron Corp.                        232,200
        12,500 Ensco International, Inc.          447,656
         4,372 Exxon Mobil Corp.                  343,202
        13,800 Falcon Drilling Company, Inc.      325,163
        27,500 Global Industries Ltd.             519,063
        12,500 Global Marine, Inc.                352,344
        16,000 Grant Prideco, Inc.                400,000
         8,400 Honeywell International Ltd.       282,975
        10,050 Nabors Industries, Inc.            417,703
        21,600 Ocean Energy, Inc.                 306,450
         7,000 Santa Fe International Corp.       244,563
         3,000 Schlumberger Ltd.                  223,875
         2,780 Smith International, Inc.          202,419
         8,570 Tidewater, Inc.                    308,520
         4,540 Transocean Sedco Forex, Inc.       242,606
         5,100 Valero Energy Corp.                161,925
         5,000 Williams Companies, Inc. (The)     208,438
                                              -----------
                                                6,325,455
                                              -----------

                        See Notes to Financial Statements

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2000 (UNAUDITED) (CONTINUED)



NO. OF SHARES  SECURITIES (a)              VALUE (NOTE 1)
--------------------------------------------------------------------------------

FOREST PRODUCTS AND PAPER: 2.5%
        11,000 Fort James Corp.                 $    254,375
         4,000 Georgia-Pacific Corp.                 105,000
         4,000 Weyerhaeuser Co.                      172,000
                                                 -----------
                                                     531,375
                                                 -----------
INDUSTRIAL METALS: 4.3%
        45,201 AK Steel Holding Corp.                361,608
        18,804 Alcoa, Inc.                           545,316
                                                 -----------
                                                     906,924
                                                 -----------
PRECIOUS METALS: 3.4%
        39,000 Homestake Mining Co.                  268,125
        15,975 Stillwater Mining Co.                 445,303
                                                 -----------
                                                     713,428
                                                 -----------
REAL ESTATE: 18.6%
         8,000 AMB Property Corp.                    182,500
         7,000 Apartment Investment
                 & Management Co.                    302,750
        10,000 Bedford Property Investors, Inc.      185,625
        13,960 Boston Properties, Inc.               539,205
        15,000 Brandywine Realty Trust               286,875
        10,000 Crescent Real Estate Equities Co.     205,000
        11,009 Equity Office Properties Trust        303,433
         5,000 Equity Residential Properties Trust   230,000
        20,000 Host Marriott Corp.                   187,500
        10,200 Kilroy Realty Corp.                   264,563
         5,000 Macerich Co. (The)                    110,313
         8,970 Mack-Cali Realty Corp.                230,417
       11,300  Prentiss Properties Trust             271,200
        10,000 Prologis Trust                        213,125
        11,350 Simon Property Group, Inc.            251,828
        78,618 Wyndham International, Inc.           196,542
                                                 -----------
                                                   3,960,876
                                                 -----------
                                                  12,438,058
                                                 -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 97.6%
(Cost: $20,227,970)                               20,724,542
OTHER ASSETS LESS LIABILITIES: 2.4%                 504,945
                                                 -----------
NET ASSETS: 100%                                 $21,229,487
                                                 ===========



SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Energy                                              47.9%
Forest Products and Paper                           10.3%
Industrial Metals                                    6.2%
Precious Metals                                      9.2%
Real Estate                                         23.1%
Transportation                                      0.9%
Other assets less liabilities                        2.4%
                                                  -------
                                                   100.0%
                                                  =======


(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Restricted security, see Note 8.
(c) Fair value as determined by Board of Trustees.
GLOSSARY:
ADR - American Depositary Receipt






                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

NO. OF SHARES SECURITIES (a)                                 VALUE (NOTE 1)
--------------------------------------------------------------------------------
BRAZIL: 0.5%
         2,000 Telecomunicacoes Brasileiras S.A. (ADR)         $  194,250
                                                               ----------
DENMARK: 1.5%
         7,100 ISS A.S.                                           541,363
                                                               ----------
FINLAND: 1.6%
        11,800 Nokia Oyj                                          602,864
                                                               ----------
FRANCE: 7.6%
         8,500 Alcatel                                            558,169
         1,730 Cap Gemini S.A.                                    305,093
        10,000 Carrefour S.A.                                     684,389
         1,300 Castorama Dubois Investissements S.A.              321,835
        20,000 Havas Advertising S.A.                             457,852
         3,000 Total Fina Elf S.A. (Class B)                      460,529
                                                              -----------
                                                                2,787,867
                                                              -----------
GERMANY: 1.3%
         8,000 Direkt Anlage Bank AG                              286,755
           400 Intershop Communications AG                        182,338
                                                              -----------
                                                                  469,093
                                                              -----------
HONG KONG: 3.1%
        32,000 Cheung Kong (Holdings) Ltd.                        354,046
        60,000 China Telecom ( Hong Kong) Ltd.                    529,145
        23,771 HSBC Holdings PLC                                  271,386
                                                              -----------
                                                                1,154,577
                                                              -----------
IRELAND: 0.6%
        33,956 Bank of Ireland                                    213,404
                                                              -----------
ITALY: 3.4%
        19,500 Mondadori (Arnoldo) Editore S.p.A.                 445,474
        29,000 San Paolo-IMI S.p.A.                               515,308
        60,000 Unicredito Italiano S.p.A                          287,329
                                                              -----------
                                                                1,248,111
                                                              -----------
JAPAN: 18.9%
         1,900 Advantest Corp.                                    423,256
        40,000 Asahi Breweries Ltd.                               478,124
        50,000 Bank of Tokyo-Mitsubishi Bank                      603,306
        18,000 Canon, Inc.                                        895,210
         1,100 Keyence Corp.                                      362,643
        25,000 Nomura Securities Co. Ltd. (The)                   611,077
            17 NTT Mobile Communications
                 Network, Inc.                                    459,568
         9,000 Pioneer Electric Corp.                             350,115
         2,200 Rohm Co.                                           642,396
        18,000 Sharp Corp.                                        317,901
         4,000 Sony Corp.                                         373,004
         3,200 Sony Corp.(ADR)                                    301,800
         9,000 Takeda Chemical Industries, Ltd.                   590,025
        12,000 Tokyo Broadcasting, Inc.                           517,685
                                                              -----------
                                                                6,926,110
                                                              -----------
LUXEMBOURG: 0.9%
         2,000 Societe Europeenne des Satellites               336,459
                                                              -----------
MEXICO: 0.8%
        63,000 Cifra S.A. de C.V.                                 148,341
         2,000 Grupo Televisa S.A. (ADR)                          137,875
                                                              -----------
                                                                  286,216
                                                              -----------
NETHERLANDS: 3.7%
        10,000 Philips Electronics N.V.                           472,190
         6,000 Royal Dutch Petroleum Co.                          369,375
         5,400 St. Microelectronics N.V.                          340,665
         6,900 United Pan-Europe Communication N.V.               180,647
                                                              -----------
                                                                1,362,877
                                                              -----------
SINGAPORE: 1.5%
        18,720 Datacraft Asia Ltd.                                164,736
        31,401 Development Bank of Singapore, Ltd.                403,299
                                                              -----------
                                                                  568,035
                                                              -----------
SPAIN: 1.5%
        18,000 Banco Bilbao Vizcaya Argentaria S.A.               269,263
        12,500 Telefonica S.A.                                    268,833
                                                              -----------
                                                                  538,096
                                                              -----------
SWEDEN: 0.5%
         9,000 Securitas AB                                       191,473
                                                              -----------
SWITZERLAND: 3.8%
         2,800 ABB Ltd.                                           335,471
           500 Adecco S.A.                                        425,245
            80 Julius Baer Holding Ltd.                           316,632
           360 Serono S.A. (Class B)                              300,433
                                                              -----------
                                                                1,377,781
                                                              -----------
TAIWAN: 1.1%
        10,589 Taiwan Semiconductors
                 Manufacturing Co.                                408,338
                                                              -----------
UNITED KINGDOM: 5.3%
        20,868 BP Amoco PLC                                       201,285
        15,000 Celltech Group PLC                                 291,120
         2,000 Colt Telecom Group PLC                              66,715
        27,200 Compass Group PLC                                  349,250
        25,000 EMI Group PLC                                      237,502
        12,052 Glaxo Wellcome PLC                                 351,589
            21 Misys PLC                                              185
        78,000 Telewest Communications PLC                        272,924
        47,941 Vodafone Group PLC                                 192,092
                                                              -----------
                                                                1,962,662
                                                              -----------
UNITED STATES: 41.9%
        10,000 ADC Telecommunications, Inc.                       838,750
         7,000 America Online, Inc.                               369,250
         7,500 American Express Co.                               390,938
         4,500 American International Group, Inc                  528,750
        10,000 Broadwing, Inc.                                    259,375
         9,000 Chase Manhattan Corp.                              414,563
        12,000 Cisco Systems, Inc.                                762,750
         5,000 Clear Channel Communications, Inc.                 375,000
        12,000 Coastal Corp.                                      730,500
         9,000 EMC Corp.                                          692,438
        10,000 Enron Corp.                                        645,000
        10,000 Exxon Mobil Corp.                                  785,000


                        See Notes to Financial Statements

                               GLOBAL LEADERS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                      JUNE 30, 2000 (UNAUDITED) (CONTINUED)

NO. OF SHARES  SECURITIES (a)              VALUE (NOTE 1)
--------------------------------------------------------------------------------
UNITED STATES: (continued)
         8,900 General Electric Co.          $    471,700
         3,300 Hewlett-Packard Co.                412,088
         7,500 Home Depot, Inc.                   374,531
        12,625 Honeywell International, Inc.      425,305
         6,500 Intel Corp.                        868,969
         3,200 JDS Uniphase Corp.                 383,600
         4,000 Lexmark International, Inc.        269,000
         7,000 Lucent Technologies, Inc.          414,750
         7,500 Marsh & Mclennan Co., Inc.         783,281
         8,000 Merck & Co., Inc.                  613,000
         4,000 QUALCOMM, Inc.                     240,000
         7,400 Schlumberger Ltd.                  552,225
        14,000 Solectron Corp.                    586,250
         3,200 Time Warner, Inc.                  243,200
        12,000 Tyco International Ltd.            568,500
         5,900 United Parcel Service, Inc.        348,100
         9,765 Viacom, Inc.(Class B)              665,851
         7,930 WorldCom, Inc.                     363,785
                                              -----------
                                               15,376,449
                                              -----------
TOTAL STOCKS: 99.5%
(Cost: $25,726,922)                            36,546,025
                                              -----------
SHORT-TERM OBLIGATION: 0.8%

PRINCIPAL                   INTEREST   MATURITY
AMOUNT                        RATE      DATE
--------------------------------------------------------------------------------
$299,000
  Repurchase Agreement (Note 10):
   Purchased on 6/30/00;
   maturity value $299,000
   (with State Street Bank &
   Trust Co., collateralized by
   $305,000 Federal National
   Mortgage Association 7.01%
   due 4/19/02 with a value of
   $308,981) (Cost: $299,000) 6.45%  7/03/00      299,000
                                              -----------
TOTAL INVESTMENTS: 100.3%
(Cost: $26,025,922)                            36,845,025
OTHER ASSETS LESS LIABILITIES: (0.3)%           (113,234)
                                              -----------
NET ASSETS: 100%                              $36,731,791
                                              ===========


SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Advertising                                          1.2%
Beverages                                            1.3%
Biotechnology                                        0.8%
Broadcast Media                                      5.5%
Commercial Services                                  1.5%
Communications-- Equipment & Software                0.7%
Computer Software                                    4.2%
Drug & Healthcare                                    1.6%
Electronics                                         13.6%
Engineering & Construction                           0.9%
Entertainment & Leisure Time                         0.7%
Financial Services                                  12.5%
Food & Household Products                            0.5%
Holding Companies                                    2.1%
Human Resources                                      1.2%
Insurance                                            3.5%
Manufacturing                                        1.5%
Medical Products & Supplies                          1.8%
Natural Gas                                          3.8%
Office Equipment                                     2.4%
Oil (Integrated/ Services & Products)                5.2%
Pharmaceuticals                                      1.7%
Publishing & Broadcasting                            1.2%
Real Estate                                          1.0%
Record & Tape Distribution                           0.6%
Restaurants                                          1.0%
Retail                                               3.6%
Semiconductors                                       4.4%
Supermarkets                                         1.9%
Technology                                           1.1%
Telecommunications                                  15.6%
Transportation                                       0.9%
Short-Term Obligation                                0.8%
Other assets less liabilities                       (0.3%)
                                                  -------
                                                   100.0%
                                                  =======

-------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
    GLOSSARY:
ADR - American Depositary Receipt




                        See Notes to Financial Statements

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)              VALUE (NOTE 1)
--------------------------------------------------------------------------------
AUSTRALIA: 8.3%
     2,837,400 Delta Gold N.L.               $ 2,106,214
     4,482,102 Lihir Gold Ltd.                 1,769,440
     2,420,750 Newcrest Mining Ltd.            6,515,872
     4,044,941 Normandy Mining Ltd.            2,177,533
       500,000 WMC Ltd.                        2,234,987
                                             -----------
                                              14,804,046
                                             -----------
CANADA: 25.0%
       192,300 Agnico-Eagle Mines Ltd.         1,237,931
       774,871 Barrick Gold Corp.             14,092,966
     6,400,000 Business Development Bank
                 of Canada Gold Linked Note,
                 2.50% due 12/06/00 (b)        5,513,600
        31,000 Cominco Ltd.                      425,991
        29,900 Falconbridge Ltd.                 368,475
        26,864 Franco Nevada Mining Corp.        310,199
       451,900 GoldCorp, Inc. (Class A)        3,243,133
       143,200 IAMGOLD Corp.                     294,929
       350,000 Kinross Gold Corp.                311,972
       385,000 Manhattan Minerals Corp.          831,927
        25,000 McWatters Mining, Inc.              6,753
       926,500 Meridian Gold, Inc.             5,630,698
     1,087,275 Placer Dome, Inc.              10,397,067
       624,100 Richmont Mines, Inc.              703,793
       180,000 Teck Corp. (Class A)            1,227,632
                                            ------------
                                              44,597,066
                                            ------------
FRANCE: 0.9%
        20,000 Total Fina Elf S.A.             1,536,250
                                            ------------
NETHERLANDS: 0.4%
        12,000 Royal Dutch Petroleum Co.         738,750
                                            ------------
SOUTH AFRICA: 15.1%
       295,449 Anglogold Ltd.                  6,075,170
     3,795,755 Avgold Ltd.                     2,015,445
     2,823,088 Gold Fields Ltd. (ADR)         11,103,882
       897,940 Harmony Gold Mining Co. Ltd.    4,980,604
        71,000 Impala Platinum Holdings Ltd.
                (ADR)                          2,641,122
                                            ------------
                                              26,816,223
                                            ------------
UNITED KINGDOM: 0.6%
       260,000 Billiton PLC                    1,060,465
                                            ------------

UNITED STATES: 22.2%
       622,700 Battle Mountain Gold Co.        1,362,156
        15,000 Chevron Corp.                   1,272,188
     1,234,000 Glamis Gold Ltd.                2,390,875
        60,000 Grant Prideco, Inc.             1,500,000
     1,741,139 Homestake Mining Co.           11,970,331
        15,000 Nabors Industries, Inc.           623,438
       632,300 Newmont Mining Corp.           13,673,488
       120,000 Ocean Energy, Inc.              1,702,500
        24,000 Phelps Dodge Corp.                892,500
        60,000 Santa Fe Snyder Corp.             682,500
       123,100 Stillwater Mining Co.           3,431,411
                                            ------------
                                              39,501,387
                                            ------------
TOTAL STOCKS AND OTHER INVESTMENTS: 72.5%
(Cost: $121,116,682)                         129,054,187
OTHER ASSETS LESS LIABILITIES: 27.5%          48,965,666
                                            ------------
NET ASSETS: 100%                            $178,019,853
                                            ============


----------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note. See Note 1.

GLOSSARY:
ADR - American Depositary Receipt

SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Precious Metals                                     65.2%
Energy                                               6.4%
Industrial Metals                                    0.9%
Other assets less liabilities                       27.5%
                                                  -------
                                                   100.0%
                                                  =======



                        See Notes to Financial Statements

                             NATURAL RESOURCES FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)


NO. OF SHARES  SECURITIES (a)              VALUE (NOTE 1)
--------------------------------------------------------------------------------

AUSTRALIA: 8.8%
       237,189 Delta Gold NL                  $   176,066
       490,000 M.I.M. Holdings Ltd.               263,784
       187,215 Newcrest Mining Ltd.               503,922
        23,000 Rio Tinto Ltd.                     379,967
       281,000 WMC Ltd.                         1,256,063
                                              -----------
                                                2,579,802
                                              -----------
CANADA: 21.9%
        13,000 Anderson Exploration Ltd.          236,140
        50,000 Berkley Petroleum Corp.            315,686
     1,600,000 Business Development Bank of
                 Canada Gold Linked Note,
                 2.50% due 12/06/00 (b)         1,378,400
        14,000 Canadian Natural Resources Ltd.    406,510
        14,000 Canfor Corp.                       124,316
        24,300 Cominco Ltd.                       333,922
        13,000 Ensign Resource Service Group      428,388
        20,600 Falconbridge Ltd.                  253,866
        42,200 Francisco Gold Corp.               173,827
         6,800 Imperial Oil Ltd.                  165,994
       155,000 Manhattan Minerals Corp.           334,931
       178,200 Meridian Gold, Inc.              1,082,990
        15,000 Penn West Petroleum Ltd.           370,721
        11,000 Precision Drilling Corp.           424,877
       197,800 Romarco Minerals, Inc.              66,784
        15,000 Tembec, Inc. (Class A)             146,364
        50,000 Winspear Resources Ltd.            142,143
                                              -----------
                                                6,385,859
                                              -----------
FRANCE: 4.7%
        18,000 Total Fina Elf S.A.
                 (Sponsored ADR)                1,382,625
                                              -----------
GHANA: 0.1%
        30,191 Ashanti Goldfields Co. Ltd.
                 (Sponsored GDR)                   39,128
                                              -----------
MEXICO: 0.3%
        34,000 Grupo Mexico S.A.                   95,999
                                              -----------
NETHERLANDS: 3.4%
        16,000 Royal Dutch Petroleum Co.          985,000
                                              -----------
SOUTH AFRICA: 8.0%
       143,000 Gold Fields Ltd.                   561,032
       149,800 Harmony Gold Mining Co.            828,540
        13,500 Impala Platinum Holding Ltd.       502,168
        60,000 Sappi Ltd. (Sponsored ADR)         442,500
                                              -----------
                                                2,334,240
                                              -----------
UNITED KINGDOM: 3.1%
        75,000 Billiton PLC                       305,903
        10,800 BP Amoco PLC (Sponsored ADR)       610,875
                                              -----------
                                                  916,778
                                              -----------
UNITED STATES: 48.8%
        16,700 AK Steel Holding Corp.             133,600
        19,080 Alcoa, Inc.                        553,320
         8,500 Apache Corp.                       499,906
         8,500 Boise Cascade Corp.                219,938
        16,000 Chevron Corp.                    1,357,000

UNITED STATES: (continued)
        24,400 Conoco, Inc. (Class A)             536,800
        18,000 Devon Energy Corp.               1,011,375
         5,000 Enron Corp.                        322,500
        10,000 Ensco International, Inc.          358,125
         4,000 Exxon Mobil Corp.                  314,000
        16,500 Georgia-Pacific Corp.              433,125
        30,000 Grant Prideco, Inc.                750,000
       142,601 Homestake Mining Co.               980,382
        14,000 International Paper Co.            417,375
         8,000 Nabors Industries, Inc.            332,500
        44,100 Newmont Mining Corp.               953,663
        60,000 Ocean Energy, Inc.                 851,250
        13,000 Phelps Dodge Corp.                 483,438
        25,000 Santa Fe Snyder Corp.              284,375
        35,450 Stillwater Mining Co.              988,169
        12,500 Tidewater, Inc.                    450,000
         7,000 Transocean Sedco Forex, Inc.       374,063
        22,800 USX  Marathon Group                571,425
        14,000 USX-U.S. Steel Group               259,874
        10,800 Weyerhaeuser Co.                   464,400
        13,000 Willamette Industries, Inc.        354,250
                                              -----------
                                               14,254,853
                                              -----------
TOTAL STOCKS AND OTHER INVESTMENTS: 99.1%
(Cost: $28,177,027)                            28,974,284
                                              -----------
SHORT-TERM OBLIGATION: 1.4%

PRINCIPAL                    INTEREST  MATURITY
AMOUNT                         RATE      DATE
--------------------------------------------------------------------------------
$422,000
  Repurchase Agreement (Note 10):
    Purchased on 6/30/00; maturity
    $422,000 (with State Street
    Bank & Trust Co., collateralized
    by $435,000. Federal Home Loan
    Bank 5.80% due 3/15/02 with a
    value of $433,723)
    (Cost: $422,000)           6.45%   7/03/00    422,000
                                              -----------
TOTAL INVESTMENTS: 100.5%
(Cost: $28,599,027)                            29,396,284
OTHER ASSETS LESS LIABILITIES: (0.5)%         (160,466.00)
                                              -----------
NET ASSETS: 100%                              $29,235,818
                                              ===========

----------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Structured note. See Note 1.

GLOSSARY:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt


SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY                                         ASSETS
-----------                                         ------
Energy                                              45.7%
Precious Metals                                     29.8%
Industrial Metals                                   14.7%
Forest Products and Paper                            8.9%
Short-Term Obligation                                1.4%
Other assets less liabilities                       (0.5%)
                                                 --------
                                                  100.00%
                                                 ========


                        See Notes to Financial Statements

                           U.S. GOVERNMENT MONEY FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2000 (UNAUDITED)

                                ANNUALIZED YIELD
                                   AT TIME OF
 PRINCIPAL                    MATURITY            PURCHASE OR           VALUE
 AMOUNT                         DATE              COUPON RATE         (NOTE 1)
--------------------------------------------------------------------------------

U.S. TREASURY BILLS:
$20,000,000                    9/14/00                5.62%         $19,765,833
$10,000,000                    9/14/00                5.61%           9,883,125
$30,000,000                    8/10/00                5.49%          29,817,000
$30,000,000                    8/03/00                5.45%          29,850,125
                                                                    -----------
TOTAL U.S. TREASURY BILLS: 182.3%
(Amortized Cost: $89,316,083)                                        89,316,083
                                                                    -----------

REPURCHASE AGREEMENTS: (NOTE 10):
    $25,000,000
    Purchased on 6/30/00;
      maturity value $25,000,000,
      (with State Street Bank and
      Trust Co., collateralized by
      $24,940,000. U.S. Treasury
      Notes 6.25% due 1/31/02
      with a value of $25,524,189)
      (Cost: $25,000,000)       7/03/00                6.45%         25,000,000

    $1,795,000
    Purchased on 6/30/00;
      maturity value $1,795,000,
      (with State Street Bank and
      Trust Co., collateralized by
      $1,805,000. U.S. Treasury
      Note 5.125% due 8/31/00
      with a value of $1,834,165)
      (Cost: $1,795,000)         7/03/00                6.45%         1,795,000
                                                                  -------------
                                                                     26,795,000
                                                                  -------------
TOTAL REPURCHASE AGREEMENTS: 54.7%
(Cost: $26,795,000)
TOTAL INVESTMENTS: 237.0%
(Cost: $116,111,083)                                                116,111,083
OTHER ASSETS LESS LIABILITIES: (137.0)%                             (67,118,516)
                                                                  -------------
NET ASSETS: 100%                                                  $  48,992,567
                                                                  =============



                        See Notes to Financial Statements

                       THIS PAGE INTENTIONALLY LEFT BLANK.

VAN ECK FUNDS
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)

                                                       EMERGING       GLOBAL
                                       ASIA DYNASTY     MARKETS     HARD ASSETS
                                           FUND       VISION FUND      FUND
                                       -----------    ----------    -----------
ASSETS:
Investments at cost ................   $30,534,390    $1,239,965    $20,227,970
                                       ===========    ==========    ===========
Investments at value (Note 1) ......   $35,229,247    $1,243,049    $20,724,542
Cash and foreign currency ..........     1,721,416        31,395             --
Cash--initial margin ...............            --        38,990             --
Receivables:
  Securities sold ..................       657,173        21,142      1,851,973
  Dividends and interest ...........        53,494           104         48,525
  Capital shares sold ..............        34,198            --            512
  From Adviser .....................            --         8,610             --
  Due from broker (Note 11) ........            --            --         23,226
Unrealized appreciation on open
  forward foreign
    currency contracts (Note 6) ....            --            --             --
Other assets .......................            --        22,234            857
                                       -----------    ----------    -----------
    Total assets ...................    37,695,528     1,326,534     22,688,625
                                       -----------    ----------    -----------
LIABILITIES:
Payables:
  Due to custodian .................            --            --         26,919
  Line of credit (Note 12) .........       415,986            --      1,065,029
  Foreign taxes ....................       292,869            --             --
  Securities purchased .............       266,411        61,775        225,340
  Dividends payable ................            --            --             --
  Capital shares redeemed ..........        90,293         2,033         52,623
  Accounts payable .................        31,449         9,153         37,554
  Due to distributor (Note 4) ......        20,921           825         13,345
  Due to Adviser (Note 2) ..........         1,186            --          2,927
Due to broker--variation
  margin (Note 11) .................            --            --         23,000
Due to Trustees (Note 7) ...........           756            --         11,129
Unrealized depreciation on
    open forward foreign
    currency contracts (Note 6) ....            11            --          1,272
                                       -----------    ----------    -----------
    Total liabilities ..............     1,119,882        73,786      1,459,138
                                       -----------    ----------    -----------
NET ASSETS .........................   $36,575,646    $1,252,748    $21,229,487
                                       ===========    ==========    ===========
CLASS A SHARES+:
Net assets .........................   $26,044,138    $1,216,999    $14,267,431
                                       ===========    ==========    ===========
Shares outstanding .................     2,206,401       124,454      1,154,317
                                       ===========    ==========    ===========
Net asset value and redemption
  price per share ..................   $     11.80    $     9.78    $     12.36
                                       -----------    ----------    -----------
Maximum offering price per share
  (NAV/(1--maximum sales
  commission)) .....................   $     12.52    $    10.38    $     13.11
CLASS B SHARES:
Net assets .........................   $10,531,508    $   35,749    $ 4,147,159

Shares outstanding .................       940,615         3,660        336,929

Net asset value, maximum offering
  and redemption price per share
  (Redemption may be subject to a
  contingent deferred sales charge
  within the first six years
  of ownership) ....................   $     11.20    $     9.77    $     12.31
                                       ===========    ==========    ===========
CLASS C SHARES:
Net assets .........................            --            --    $ 2,814,897
                                       ===========    ==========    ===========
Shares outstanding .................            --            --        228,019
                                       ===========    ==========    ===========
Net asset value, maximum offering
  and redemption price per share
  (Redemption may be subject to
  a contingent deferred sales
  charge within the first year
  of ownership) ....................            --            --    $     12.35
                                       ===========    ==========    ===========
Net assets consist of:
  Aggregate paid in capital ........   $29,138,987    $1,253,881    $34,197,147
  Unrealized appreciation of
    investments, swaps, forward
    foreign currency contracts
    and foreign currencies .........     4,434,160         2,962        495,019
  Accumulated net investment
    income (loss) ..................      (232,776)        2,433         67,062
Accumulated realized gain (loss) ...     3,235,275        (6,528)   (13,529,741)
                                       -----------    ----------    -----------
                                       $36,575,646    $1,252,748    $21,229,487
                                       ===========    ==========    ===========

----------
+ The U.S. Government Money Fund does not have a designated class of shares.

                        See Notes to Financial Statements

                     INTERNATIONAL             NATURAL
  GLOBAL               INVESTORS              RESOURCES          U.S. GOVERNMENT
LEADERS FUND           GOLD FUND                FUND                MONEY FUND
-----------           ------------           -----------            -----------

$26,025,922           $121,116,682           $28,599,027           $123,023,149
===========           ============           ===========            ===========
$36,845,025           $129,054,187           $29,396,284           $116,111,083
         --                     --                 4,308                     --
         --                     --

     32,642                510,506                    --                     --
     37,233                127,117                46,392                  4,801
     82,009             67,534,934                   239                560,482
         --                     --                    --                     --
         --                     --                    --                     --


        231                     --                    --                     --
         --                     --                    --                     --
-----------           ------------           -----------            -----------
 36,997,140            197,226,744            29,447,223            116,676,366
-----------           ------------           -----------            -----------


     30,301              5,265,647                    --                 40,128
         --             13,507,844                    --                     --
         --                     --                    --                     --
         --                     --                    --                     --
    122,450                     --                    --                 44,430
     50,764                107,684               130,470             67,532,430
     41,040                266,747                64,823                 37,324
     17,150                 32,328                 8,040                 19,111
      2,021                  3,722                 2,517                 10,376

         --                     --                    --                     --
      1,623                 20,835                 5,555                     --


         --                  2,084                    --                     --
-----------           ------------           -----------            -----------
    265,349             19,206,891               211,405             67,683,799
-----------           ------------           -----------            -----------
$36,731,791           $178,019,853           $29,235,818            $48,992,567
===========           ============           ===========            ===========

$30,790,043           $178,019,853           $29,235,818            $48,992,567
===========           ============           ===========            ===========
  2,473,500             35,621,163            12,504,951             49,027,156
===========           ============           ===========            ===========

$     12.45           $       5.00           $      2.34            $      1.00
-----------           ------------           -----------            -----------


$     13.21           $       5.31           $      2.48                     --

$ 5,941,748                     --                    --                     --
===========           ============           ===========            ===========
    485,403                     --                    --                     --
===========           ============           ===========            ===========





$     12.24                     --                    --                     --
===========           ============           ===========            ===========

         --                     --                    --                     --
===========           ============           ===========            ===========
         --                     --                    --                     --
===========           ============           ===========            ===========





         --                     --                    --                     --
===========           ============           ===========            ===========

$22,706,717           $196,993,434           $67,562,228            $49,027,156



 10,819,204              7,930,813               797,130                     --

   (339,375)              (376,150)             (146,957)                    --
  3,545,245            (26,528,244)          (38,976,583)               (34,589)
-----------           ------------           -----------            -----------
$36,731,791           $178,019,853           $29,235,818            $48,992,567
===========           ============           ===========            ===========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENT OF OPERATIONS
Six Months Ended June 30, 2000 (unaudited)

                                                       EMERGING       GLOBAL
                                       ASIA DYNASTY     MARKETS     HARD ASSETS
                                           FUND       VISION FUND+     FUND
                                       -----------    ----------    -----------
INCOME:
Dividends ..........................   $   306,465    $      891    $   295,149
Interest ...........................        14,208         6,727         21,312
Foreign taxes withheld .............       (25,815)          (65)        (9,563)
                                       -----------    ----------    -----------
Total income .......................       294,858         7,553        306,898
                                       -----------    ----------    -----------
EXPENSES:
Management (Note 2) ................       149,661         2,088        117,472
Distribution Class A (Note 4) ......        70,858         1,018         40,268
Distribution Class B (Note 4) ......        57,830            52         22,261
Distribution Class C (Note 4) ......            --            --         14,675
Administration (Note 2) ............        58,557         1,600          9,600
Transfer agent .....................        51,907            38         68,736
Custodian ..........................        42,226         5,141          7,819
Registration .......................        18,743        11,457         16,000
Professional .......................        14,139         4,748         13,533
Interest expense ...................        13,158            --         12,077
Reports to shareholders ............        11,033           299          4,093
Trustees' fees and expenses
  (Note 7) .........................         7,330            --          3,848
Other ..............................         8,517           495          5,996
                                       -----------    ----------    -----------
Total expenses .....................       503,959        26,936        336,378
Expense reduction  (Note 2) ........          (461)      (22,721)       (61,655)
                                       -----------    ----------    -----------
Net expenses .......................       503,498         4,215        274,723
                                       -----------    ----------    -----------
Net investment income (loss) .......      (208,640)        3,338         32,175
                                       -----------    ----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 3):
Realized gain (loss) from security
  transactions (Asia Dynasty Fund
  is net of foreign taxes withheld
  of $439,839) .....................     3,179,311        (6,528)       246,522
Realized loss from futures
  contracts ........................            --            --        (20,313)
Realized gain (loss) from options ..       122,077            --        176,472
Realized loss from foreign
  currency transactions ............       (17,101)         (905)       (10,684)
Change in unrealized appreciation
  (depreciation) of foreign
  currencies and forward foreign
  currency contracts ...............       207,668          (122)        (1,856)
Change in unrealized appreciation
  (depreciation) of investments,
  futures, swaps, short sales
  and options ......................   (11,934,354)        3,084        (46,318)
                                       -----------    ----------    -----------
Net gain (loss) on investments
  and foreign currency .............    (8,442,399)       (4,471)       343,823
                                       -----------    ----------    -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS ..................   $(8,651,039)   $   (1,133)   $   375,998
                                       ===========    ==========    ===========

----------
+ For the period April 7, 2000 (commencement of operations) to June 30, 2000.

                        See Notes to Financial Statements

                     INTERNATIONAL             NATURAL
  GLOBAL               INVESTORS              RESOURCES          U.S. GOVERNMENT
LEADERS FUND           GOLD FUND                FUND                MONEY FUND
-----------           ------------           -----------            -----------

$   167,075           $    945,035           $   239,012            $        --
      7,776                713,354                57,932              2,725,941
    (24,061)               (49,094)               (5,469)                    --
-----------           ------------           -----------            -----------
    150,790              1,609,295               291,475              2,725,941
-----------           ------------           -----------            -----------

    141,215                532,433               121,323                242,233
     79,059                177,477                40,441                121,117
     30,168                     --                    --                     --
         --                     --                    --                     --
     54,896                258,840                67,509                 29,723
     50,575                450,336               128,124                 33,574
     32,102                  1,023                 3,784                  1,771
     12,683                 16,163                 8,498                 14,169
     13,498                 23,983                15,532                 13,556
      6,049                 87,155                 1,537                     77
     10,906                 54,796                12,530                 18,328

      4,559                 18,225                 5,146                 20,359
      5,766                 24,702                13,832                 11,928
-----------           ------------           -----------            -----------
    441,476              1,645,133               418,256                506,835
    (43,769)               (21,433)              (13,741)                    --
-----------           ------------           -----------            -----------
    397,707              1,623,700               404,515                506,835
-----------           ------------           -----------            -----------
   (246,917)               (14,405)             (113,040)             2,219,106
-----------           ------------           -----------            -----------





  3,547,570            (13,481,001)           (4,778,636)               (23,008)

         --                     --                    --                     --
         --             (2,807,750)                   --                     --

      6,302               (111,709)              (33,917)                    --



     (2,669)                (6,876)                 (242)                    --



 (5,371,251)            (5,015,784)             (631,155)                    --
-----------           ------------           -----------            -----------

 (1,820,048)           (21,423,120)           (5,443,950)               (23,008)
-----------           ------------           -----------            -----------

$(2,066,965)          $(21,437,525)          $(5,556,990)           $ 2,196,098
===========           ============           ===========            ===========

                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                               ASIA DYNASTY          EMERGING MARKETS        GLOBAL HARD ASSETS
                                                                   FUND                 VISION FUND                 FUND
                                                        --------------------------      -----------      --------------------------
                                                                                      FOR THE PERIOD
                                                        SIX MONTHS        YEAR            APRIL 7,       SIX MONTHS        YEAR
                                                           ENDED          ENDED           2000+ TO          ENDED          ENDED
                                                       JUNE 30, 2000   DECEMBER 31,    JUNE 30, 2000    JUNE 30, 2000   DECEMBER 31,
                                                        (UNAUDITED)       1999          (UNAUDITED)      (UNAUDITED)       1999
                                                        -----------    -----------      -----------      -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) ......................   $  (208,640)   $  (367,375)     $     3,338      $    32,175    $    90,053
  Realized gain (loss) from security transactions ...     3,179,311      9,088,492           (6,528)         246,522     (3,507,118)
  Realized gain (loss) from futures contracts .......            --         80,166               --          (20,313)       340,492
  Realized gain (loss) from options .................       122,077         97,496               --          176,472        236,704
  Realized gain (loss) from foreign currency
    transactions ....................................       (17,101)      (212,465)            (905)         (10,684)       (46,029)
  Realized loss from short sales ....................            --             --               --               --       (224,439)
  Change in unrealized appreciation (depreciation)
    of foreign currencies and forward foreign
    currency contracts ..............................       207,668         25,137             (122)          (1,856)      (277,731)
Change in unrealized appreciation (depreciation)
  of investments, futures, swaps,
  short sales and options ...........................   (11,934,354)    13,553,987            3,084          (46,318)     7,685,797
                                                        -----------    -----------      -----------      -----------    -----------
Increase (decrease) in net assets resulting
  from operations ...................................    (8,651,039)    22,265,438          375,998        4,297,729     (2,066,965)
                                                        -----------    -----------      -----------      -----------    -----------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income:
    Class A Shares++ ................................            --             --               --               --        (21,571)
    Class B Shares ..................................            --             --               --               --             --
    Class C Shares ..................................            --             --               --               --             --
  Realized gain:
    Class A Shares++ ................................            --     (4,585,684)              --               --             --
    Class B Shares ..................................            --     (1,797,699)              --               --             --
    Class C Shares ..................................            --             --               --               --             --
  Tax return of capital:
    Class A Shares++ ................................            --             --               --               --        (86,282)
    Class B Shares ..................................            --             --               --               --             --
    Class C Shares ..................................            --             --               --               --             --
                                                        -----------    -----------      -----------      -----------    -----------
  Total dividends and distributions .................            --     (6,383,383)              --               --       (107,853)
                                                        -----------    -----------      -----------      -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sales of shares:
 Class A Shares++ ...................................    33,639,390     47,934,490        1,322,115        6,082,570     10,858,208
 Class B Shares .....................................     2,528,406      4,235,666           35,014           89,242        932,899
 Class C Shares .....................................            --             --               --           73,545        298,652
                                                        -----------    -----------      -----------      -----------    -----------
                                                         36,167,796     52,170,156        1,357,129        6,245,357     12,089,759
                                                        -----------    -----------      -----------      -----------    -----------
Reinvestment of dividends:
  Class A Shares++ ..................................            --      3,345,176               --               --         90,539
  Class B Shares ....................................            --      1,054,774               --               --             --
  Class C Shares ....................................            --             --               --               --             --
                                                        -----------    -----------      -----------      -----------    -----------
                                                                 --      4,399,950               --               --         90,539
                                                        -----------    -----------      -----------      -----------    -----------
Cost of shares reacquired:
  Class A Shares++ ..................................   (32,911,092)   (42,412,204)        (103,248)      (9,788,837)   (19,101,929)
  Class B Shares ....................................    (1,434,222)    (2,262,561)              --       (1,061,707)    (2,192,358)
  Class C Shares ....................................            --             --               --         (550,069)    (1,626,813)
                                                        -----------    -----------      -----------      -----------    -----------
                                                        (34,345,314)   (44,674,765)        (103,248)     (11,400,613)   (22,921,100)
                                                        -----------    -----------      -----------      -----------    -----------
  Increase (decrease) in net assets
    resulting from capital share
    transactions ....................................     1,822,482     11,895,341        1,253,881       (5,155,256)   (10,740,802)
                                                        -----------    -----------      -----------      -----------    -----------
  Total increase (decrease) in net assets ...........    (6,828,557)    27,777,396        1,252,748       (4,779,258)    (6,550,926)
NET ASSETS:
  Beginning of period ...............................    43,404,203     15,626,807               --       26,008,745     32,559,671
                                                        -----------    -----------      -----------      -----------    -----------
End of period .......................................   $36,575,646    $43,404,203      $ 1,252,748      $21,229,487    $26,008,745
                                                        ===========    ===========      ===========      ===========    ===========
Undistributed (overdistributed) net
  investment income (loss) ..........................   $  (232,776)   $    (7,035)     $     2,433      $    67,062    $    45,571
                                                        ===========    ===========      ===========      ===========    ===========

----------
+  Comencement of operations.
++ The U.S. Government Money Fund does not have a designated class of shares.

                        See Notes to Financial Statements

      GLOBAL LEADERS             INTERNATIONAL INVESTORS GOLD           NATURAL RESOURCES              U.S. GOVERNMENT MONEY
           FUND                              FUND                              FUND                             FUND
--------------------------     --------------------------------     --------------------------     -------------------------------

 SIX MONTHS       YEAR           SIX MONTHS          YEAR           SIX MONTHS        YEAR           SIX MONTHS         YEAR
    ENDED         ENDED             ENDED            ENDED             ENDED          ENDED             ENDED           ENDED
JUNE 30, 2000  DECEMBER 31,     JUNE 30, 2000     DECEMBER 31,     JUNE 30, 2000   DECEMBER 31,     JUNE 30, 2000    DECEMBER 31,
 (UNAUDITED)      1999           (UNAUDITED)         1999           (UNAUDITED)       1999           (UNAUDITED)        1999
-----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------


 $  (246,917)   $  (185,323)    $      (14,405)   $      864,143     $  (113,040)   $  (374,216)    $    2,219,106   $    3,026,907
   3,547,570      3,110,359        (13,481,001)       12,423,170      (4,778,636)    (6,584,236)           (23,008)         (11,580)
          --             --                 --                --              --             --                 --               --
          --             --         (2,807,750)       (2,405,267)             --       (477,148)                --               --

       6,302        (67,032)          (111,709)          219,126         (33,917)        41,139                 --               --
          --             --                 --                --              --             --                 --               --


      (2,669)        12,670             (6,876)               --            (242)            --                 --               --


  (5,371,251)     7,121,476         (5,015,784)      (12,426,887)       (631,155)     2,360,158                 --               --
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------

   9,992,150    (21,437,525)        (1,325,715)       (5,556,990)     (5,034,303)     2,196,098          3,015,327
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------



          --             --           (249,989)       (1,457,953)             --             --         (2,219,107)      (3,026,907)
          --             --                 --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --

    (784,465)    (1,912,779)                --                --              --             --                 --               --
    (155,002)      (367,947)                --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --

          --             --                 --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------
    (939,467)    (2,280,726)          (249,989)       (1,457,953)             --             --         (2,219,107)      (3,026,907)
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------


   4,937,178      7,648,708      2,386,647,905     4,300,307,346       4,519,249     14,708,878      2,358,620,493    4,365,984,087
     767,402      1,442,296                 --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------
   5,704,580      9,091,004      2,386,647,905     4,300,307,346       4,519,249     14,708,878      2,358,620,493    4,365,984,087
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------

     697,274      1,704,064            205,090         1,093,636              --             --          1,194,604        1,709,890
     119,878        271,969                 --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------
     817,152      1,976,033            205,090         1,093,636              --             --          1,194,604        1,709,890
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------

  (5,403,748)   (10,215,398)    (2,356,190,617)   (4,368,210,994)     (9,115,299)   (23,682,720)    (2,408,242,730)  (4,317,461,360)
    (891,843)    (2,551,137)                --                --              --             --                 --               --
          --             --                 --                --              --             --                 --               --
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------
  (6,295,591)   (12,766,535)    (2,356,190,617)   (4,368,210,994)     (9,115,299)   (23,682,720)    (2,408,242,730)  (4,317,461,360)
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------


     226,141     (1,699,498)        30,662,378       (66,810,012)     (4,596,050)    (8,973,842)       (48,427,633)      50,232,617
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------
  (2,780,291)     6,011,926          8,974,864       (69,593,680)    (10,153,040)   (14,008,145)       (48,450,642)      50,221,037

  39,512,082     33,500,156        169,044,989       238,638,669      39,388,858     53,397,003         97,443,209       47,222,172
 -----------    -----------     --------------    --------------     -----------    -----------     --------------   --------------
 $36,731,791    $39,512,082     $  178,019,853    $  169,044,989     $29,235,818    $39,388,858     $   48,992,567   $   97,443,209
 ===========    ===========     ==============    ==============     ===========    ===========     ==============   ==============

 $  (339,375)   $   (98,760)    $     (376,150)   $          (47)    $  (146,957)   $        --     $           --   $           --
 ===========    ===========     ==============    ==============     ===========    ===========     ==============   ==============

                        See Notes to Financial Statements

                                ASIA DYNASTY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                       CLASS A
                                                  --------------------------------------------------------------------------------
                                                       SIX
                                                   MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                                  JUNE 30, 2000       ------------------------------------------------------------
                                                   (UNAUDITED)          1999          1998           1997        1996        1995
                                                     -------          -------       -------        -------     -------     -------
Net Asset Value, Beginning of Period .............   $ 14.60          $  7.80       $  7.82        $ 13.21     $ 12.40     $ 12.13
                                                     -------          -------       -------        -------     -------     -------
Income from Investment Operations:
  Net Investment Loss ............................     (0.05)           (0.11)(c)     (0.01)         (0.28)      (0.20)      (0.02)
                                                     -------          -------       -------        -------     -------     -------
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ...............     (2.75)            9.35         (0.01)         (3.82)       1.01        0.40
                                                     -------          -------       -------        -------     -------     -------
Total from Investment Operations .................     (2.80)            9.24         (0.02)         (4.10)       0.81        0.38
                                                     -------          -------       -------        -------     -------     -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...........        --               --            --             --          --       (0.09)
                                                     -------          -------       -------        -------     -------     -------
  Distributions from Capital Gains ...............                                       --        (2.44) --   (1.15) --        --
  Tax Return of Capital ..........................        --               --            --          (0.14)         --       (0.02)
                                                     -------          -------       -------        -------     -------     -------
Total Dividends and Distributions ................                                       --        (2.44) --   (1.29) --     (0.11)
                                                     -------          -------       -------        -------     -------     -------
Net Asset Value, End of Period ...................   $ 11.80          $ 14.60       $  7.80        $  7.82     $ 13.21     $ 12.40
                                                     =======          =======       =======        =======     =======     =======
Total Return (a) .................................    (19.18)%         118.46%        (0.26)%       (32.10)%      6.53%       3.13%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..................   $26,044          $31,385       $10,685        $12,873     $44,351     $64,275
Ratio of Gross Expenses to Average Net Assets ....      2.31%(d)         2.82%         3.13%          2.38%       2.42%       2.03%
Ratio of Net Expenses (Net of interest expense)
  to Average Net Assets ..........................      2.24%(b)(d)      2.82%         2.43%(b)       2.38%       2.42%       2.03%
Ratio of Net Investment Loss to
  Average Net Assets .............................   (0.78)%(d)         (1.03)%       (0.09)%        (0.76)%     (0.73)%     (0.08)%
Portfolio Turnover Rate ..........................     49.19%          172.18%       121.96%        200.45%      52.99%      57.06%


                                  CLASS B
------------------------------------------------------------------------------
     SIX
 MONTHS ENDED                       YEAR ENDED DECEMBER 31,
JUNE 30, 2000      -----------------------------------------------------------
 (UNAUDITED)         1999         1998           1997        1996        1995
   -------         -------       ------        -------     -------     -------
   $ 13.90         $  7.54       $ 7.63        $ 13.08     $ 12.33     $ 12.09
   -------         -------       ------        -------     -------     -------

     (0.09)          (0.24)(c)    (0.07)         (0.30)      (0.24)      (0.08)
   -------         -------       ------        -------     -------     -------

     (2.61)           9.04        (0.02)         (3.86)       0.99        0.40
   -------         -------       ------        -------     -------     -------
     (2.70)           8.80        (0.09)         (4.16)       0.75        0.32
   -------         -------       ------        -------     -------     -------

        --              --           --             --          --       (0.06)
   -------         -------       ------        -------     -------     -------
        --           (2.44)          --          (1.15)         --          --
        --              --           --          (0.14)         --       (0.02)
   -------         -------       ------        -------     -------     -------
        --           (2.44)          --          (1.29)         --       (0.08)
   -------         -------       ------        -------     -------     -------
   $ 11.20         $ 13.90       $ 7.54        $  7.63     $ 13.08     $ 12.33
   =======         =======       ======        =======     =======     =======
    (19.42)%        116.71%       (1.18)%       (32.87)%      6.08%       2.65%

--------------------------------------------------------------------------------

   $10,532         $12,019       $4,942        $ 6,914     $20,296     $27,234
      3.06%(d)        3.89%        3.83%          3.00%       2.86%       2.41%

      2.99%(b)(d)     3.89%        3.14%(b)       3.00%       2.86%       2.41%

   (1.47)%(d)        (2.21)%      (0.79)%        (1.36)%     (1.14)%     (0.52)%
     49.19%         172.18%      121.96%        200.45%      52.99%      57.06%

----------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total dividends and return. Total return for a period of less than one year is not annualized.

(b) After expenses reduced by a custodian fee arrangement and/or directed brokerage arrangement.

(c) Based on average shares outstanding.

(d) Annualized.

                        See Notes to Financial Statements

EMERGING MARKETS VISION FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

                                                  CLASS A           CLASS B
                                              --------------    --------------
                                              FOR THE PERIOD    FOR THE PERIOD
                                              APRIL 7, 2000(a)  APRIL 7, 2000(a)
                                                    TO                TO
                                               JUNE 30, 2000     JUNE 30, 2000
                                                (UNAUDITED)       (UNAUDITED)
                                              --------------    --------------


Net Asset Value, Beginning of Period ........     $ 10.00            $ 10.00
                                                  -------            -------
Income from Investment Operations:
  Net Investment Income .....................        0.03               0.01
  Net Loss on Investments
    (both Realized and Unrealized) ..........       (0.25)             (0.24)
                                                  -------            -------
Total from Investment Operations ............       (0.22)             (0.23)
                                                  -------            -------
Less Dividends and Distributions:
  Dividends from Net Investment Income ......          --                 --
  Net Distributions from Capital Gains ......          --                 --
  Tax Return of Capital .....................          --                 --
                                                  -------            -------
Total Dividends and Distributions ...........          --                 --
                                                  =======            =======
Net Asset Value, End of Period ..............     $  9.78            $  9.77
                                                  =======            =======
Total Return (b) ............................       (2.20)%            (2.30)%

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .............     $ 1,217            $    36
Ratio of Gross Expenses to
  Average Net Assets ........................       11.59%(d)          64.02%(d)
Ratio of Net Expenses to
  Average Net Assets (c) ....................        2.00%(d)           2.75%(d)
Ratio of Net Investment Income to
  Average Net Assets ........................        1.63%(d)           0.38%(d)
Portfolio Turnover Rate .....................       23.28%             23.28%
----------
(a) Commencement of operations.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by an Advisory fee waiver arrangement.

(d) Annualized.

                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:




                                                       CLASS A                                            CLASS B
                                --------------------------------------------------  ------------------------------------------------
                                                                                                                      FOR THE PERIOD
                                                                                                                         APRIL 24,
                                  SIX MONTHS                                          SIX MONTHS       YEAR ENDED         1996(a)
                                    ENDED             YEAR ENDED DECEMBER 31,           ENDED         DECEMBER 31,          TO
                                JUNE 30, 2000  -----------------------------------  JUNE 30, 2000 --------------------  DECEMBER 3,
                                 (UNAUDITED)   1999   1998     1997    1996   1995  (UNAUDITED)   1999   1998     1997     1996
                                  ---------    ----   ----     ----    ----   ----   --------     ----   ----     ----     ----
Net Asset Value,
  Beginning of Period ............ $12.01    $10.34  $15.50   $14.42  $10.68 $ 9.41   $12.00     $10.37  $15.60  $14.50   $12.55
                                   ------    ------  ------   ------  ------ ------   ------     ------  ------  ------   ------
Income from Investment Operations:
  Net Investment Income (Loss) ...   0.04      0.07    0.10     0.05    0.15   0.32(e) (0.01)     (0.03)   0.01  (0.01)     0.11
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)   0.31      1.65   (5.09)    2.01    4.70    1.57    0.32       1.66   (5.08)  2.00      2.95
                                   ------    ------  ------   ------  ------  ------  ------     ------  ------  ------   ------
Total from Investment Operations .   0.35      1.72   (4.99)    2.06    4.85    1.89    0.31       1.63   (5.07)   1.99     3.06
                                   ------    ------  ------   ------  ------  ------  ------     ------  ------  ------   ------
Less Dividends and Distributions:
  Dividends from
    Net Investment Income ........     --     (0.01)  (0.15)   (0.02)  (0.14)  (0.62)     --         --   (0.14)     --    (0.14)
  Net Distributions from
    Capital Gains ................     --        --   (0.02)   (0.96)  (0.95)     --      --         --   (0.02)  (0.89)   (0.95)
  Tax Return of Capital ..........     --     (0.04)     --       --   (0.02)     --      --         --      --      --    (0.02)
                                   ------    ------  ------   ------  ------  ------  ------     ------  ------  ------   ------
Total Dividends and Distributions.     --     (0.05)  (0.17)   (0.98)  (1.11)  (0.62)     --         --   (0.16)  (0.89)   (1.11)
                                   ======    ======  ======   ======  ======  ======  ======     ======  ======  ======   ======
Net Asset Value, End of Period ... $12.36    $12.01  $10.34   $15.50  $14.42  $10.68  $12.31     $12.00  $10.37  $15.60   $14.50
                                   ======    ======  ======   ======  ======  ======  ======     ======  ======  ======   ======
Total Return (b) .................   2.91%    16.64% (32.25)%  14.29%  45.61%  20.09%   2.58%     15.72% (32.55)% 13.72%   24.55%

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)...$14,267   $17,757 $22,969  $61,341 $27,226  $3,820  $4,147     $5,029  $5,580 $10,541   $1,806
Ratio of Gross Expenses to
  Average Net Assets .............   2.51%(d)  2.89%   2.11%    2.00%   2.63%   4.05%   3.38%(d)   3.79%   2.81%   2.73%    3.27%(d)
Ratio of Net Expenses to
  Average Net Assets (net of
  interest expense) (c) ..........   2.00%(d)  2.00%   2.00%    1.97%   0.72%     --    2.75%(d)   2.71%   2.50%   2.50%   1.64%(d)
Ratio of Net Investment Income
  (Loss) to Average Net Assets ...   0.49%(d)  0.49%   0.58%    0.36%   1.45%   3.08%  (0.20)%(d) (0.23)%  0.12%  (0.13)%  0.53%(d)
Portfolio Turnover Rate ..........  44.32%   195.00% 167.79%  118.10% 163.91% 179.33%  44.32%    195.00% 167.79% 118.10% 163.91%

                           CLASS C
---------------------------------------------------------------


 SIX MONTHS
    ENDED                    YEAR ENDED DECEMBER 31,
JUNE 30, 2000    ----------------------------------------------
 (UNAUDITED)      1999         1998     1997     1996     1995
-------------    ------       ------   ------   ------   ------

  $12.04         $10.40       $15.64   $14.52   $10.76   $ 9.41
  ------         ------       ------   ------   ------   ------

   (0.01)         (0.03)        0.01    (0.01)    0.11     0.34

    0.32           1.67        (5.09)    2.00     4.73     1.63
  ------         ------       ------   ------   ------   ------
    0.31           1.64        (5.08)    1.99     4.84     1.97
  ------         ------       ------   ------   ------   ------


      --             --        (0.14)      --    (0.11)   (0.62)

      --             --        (0.02)   (0.87)   (0.95)      --
      --             --           --       --    (0.02)      --
  ------         ------       ------   ------   ------   ------
      --             --        (0.16)   (0.87)   (1.08)   (0.62)
  ======         ======       ======   ======   ======   ======
  $12.35         $12.04       $10.40   $15.64   $14.52   $10.76
  ======         ======       ======   ======   ======   ======
    2.57%         15.77%      (32.53)%  13.71%   45.18%   20.94%

 ---------------------------------------------------------------

  $2,815         $3,223       $4,011   $8,698   $1,935     $181

    4.00%(d)       4.15%        3.00%    2.94%    6.02%   37.88%


    2.75%(d)       2.71%        2.50%    2.50%    1.31%      --

   (0.18%)(d)     (0.22)%       0.11%   (0.15)%   0.84%    3.30%
   44.32%        195.00%      167.79%  118.10%  163.91%  179.33%

---------------

(a) Commencement of offering.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory fee waiver arrangement.

(d) Annualized.

(e) Based on average shares outstanding.

                        See Notes to Financial Statements

GLOBAL LEADERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:





                                                                                    CLASS A
                                                   ----------------------------------------------------------------------
                                                   SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000     ---------------------------------------------------
                                                    (UNAUDITED)       1999         1998        1997        1996      1995
                                                     ---------        ----         ----        ----        ----      ----
Net Asset Value, Beginning of Period .............   $13.49          $10.78       $10.38     $10.37      $10.31     $9.07
                                                     ------          ------       ------     ------      ------    ------
Income from Investment Operations:
  Net Investment Income (loss) ...................    (0.08)          (0.06)        0.02       0.10        0.12      0.07(a)
  Net Gain on Investments (both Realized
   and Unrealized) ...............................    (0.63)           3.59         2.07       1.43        1.15      1.31
                                                     ------          ------       ------     ------      ------    ------
Total from Investment Operations .................    (0.71)           3.53         2.09       1.53        1.27      1.38
                                                     ------          ------       ------     ------      ------    ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...........       --              --           --      (0.08)(d)   (0.11)    (0.14)
  Distribution from Capital Gains ................    (0.33)          (0.82)       (1.61)     (1.43)      (1.10)       --
  Tax Return of Capital ..........................       --              --        (0.08)     (0.01)         --        --
                                                     ------          ------       ------     ------      ------    ------
Total Dividends and Distributions ................    (0.33)          (0.82)       (1.69)     (1.52)      (1.21)    (0.14)
                                                     ------          ------       ------     ------      ------    ------
Net Asset Value, End of Period ...................   $12.45          $13.49       $10.78     $10.38      $10.37    $10.31
                                                     ======          ======       ======     ======      ======    ======
Total Return (b) .................................    (5.30)%         32.83%       20.65%     14.77%      12.28%    15.30%

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..................  $30,790         $33,070      $27,461    $24,630     $29,331   $30,632
Ratio of Gross Expenses to Average Net Assets ....     2.11%(e)        2.20%        2.32%      2.45%       2.54%     2.69%
Ratio of Net Expenses to Average Net Assets
  (Net of interest expense) ......................     2.00%(c)(e)     2.00%(c)     2.00%(c)   2.00%(c)    2.17%(c)  2.69%
Ratio of Net Investment Income (Loss) to
   Average Net Assets ............................    (1.23)%(e)      (0.48)%       0.85%      0.85%       1.05%     0.68%
Portfolio Turnover Rate ..........................    43.46%          86.14%       87.79%     78.07%     114.30%   196.69%





                                    CLASS B
 -----------------------------------------------------------------------------
 SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
   JUNE 30, 2000     ---------------------------------------------------------
   (UNAUDITED)       1999          1998       1997           1996         1995
    ---------        ----          ----       ----           ----         ----

     $13.31         $10.67       $10.31      $10.32         $10.28       $9.02
     ------         ------       ------      ------         ------       -----

      (0.11)         (0.12)          --        0.04           0.06        0.01

      (0.63)          3.56         2.02        1.43           1.14        1.28
     ------         ------       ------      ------         ------       -----
      (0.74)          3.44         2.02        1.47           1.20        1.29
     ------         ------       ------      ------         ------       -----

         --             --           --       (0.03)(d)      (0.06)      (0.03)
      (0.33)         (0.80)       (1.61)      (1.45)         (1.10)         --
         --             --        (0.05)         --             --          --
     ------         ------       ------      ------         ------       -----
      (0.33)         (0.80)       (1.66)      (1.48)         (1.16)      (0.03)
     ------         ------       ------      ------         ------       -----
     $12.24         $13.31       $10.67      $10.31         $10.32      $10.28
     ======         ======       ======      ======         ======      ======
      (5.60)%        32.27       20.07%      14.26%         11.49%      14.54%

    --------------------------------------------------------------------------

     $5,942         $6,442       $6,039      $5,055         $4,932      $6,151
       3.11%(e)       3.21%        3.25%       2.51%          3.19%       3.20%

       2.50%(c)(e)    2.50%(c)     2.50%(c)    2.50%(c)       2.71%(c)    3.20%

     (1.74)%(e)      (0.94)%       0.36%       0.36%          0.51%       0.14%
      43.46%         86.14%       87.79%      78.07%        114.30%     196.69%


-----------------

(a) Based on average shares outstanding.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by a custodian fee, directed brokerage or Advisory fee waiver arrangement.

(d) Net of foreign taxes withheld (to be included in income and claimed as a tax credit on deduction by the shareholder for federal income tax purposes) of $0.01 for 1997.

(e) Annualized.

                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                                CLASS A
                                                ---------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                             YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2000      -----------------------------------------------------------
                                                   (UNAUDITED)        1999          1998          1997        1996        1995
                                                    ---------         ----          ----          ----        ----        ----
Net Asset Value, Beginning of Period .............    $5.73           $6.59        $7.54        $11.90       $13.35      $15.21
                                                     ------          ------       ------        ------       ------      ------
Income from Investment Operations:
  Net Investment Income .........................       --             0.03        0.06          0.09         0.05        0.08
  Net Loss on Investments (both Realized
    and Unrealized) ..............................    (0.72)          (0.84)       (0.95)        (4.36)       (1.29)      (1.44)
                                                     ------          ------       ------        ------       ------      ------
Total from Investment Operations .................    (0.72)          (0.81)       (0.89)        (4.27)       (1.24)      (1.36)
                                                     ------          ------       ------        ------       ------      ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ...........    (0.01)          (0.05)       (0.06)        (0.09)       (0.07)      (0.10)
  Distributions from Capital Gains ...............       --              --           --            --        (0.14)      (0.38)
  Tax Return of Capital ..........................       --              --           --            --           --       (0.02)
                                                     ------          ------       ------        ------       ------      ------
Total Dividends and Distributions ................    (0.01)          (0.05)       (0.06)        (0.09)       (0.21)      (0.50)
                                                     ------          ------       ------        ------       ------      ------
Net Asset Value, End of Period ...................    $5.00           $5.73        $6.59         $7.54       $11.90      $13.35
                                                     ======          ======       ======        ======       ======      ======
Total Return (a) .................................   (12.56)%        (12.37)%     (11.87)%      (36.00)%      (9.37)%     (8.93)%

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) .................. $178,020        $169,045     $238,639      $232,944    $409,331     $519,795
Ratio of Gross Expenses to Average Net Assets ....     2.32%(c)        2.09%        1.78%         1.52%       1.43%        1.42%
Ratio of Net Expenses to Average Net Assets
   (Net of interest expense) .....................     2.29%(b)(c)     2.08%(b)     1.76%(b)      1.47%(b)    1.43%        1.42%
Ratio of Net Investment Income (Loss) to
   Average Net Assets ............................   (0.02)%(c)        0.46%        0.99%         0.90%       0.36%        0.55%
Portfolio Turnover Rate ..........................    47.93%          94.67%       86.65%        19.99%      12.45%        4.10%

----------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(b) After expenses reduced by a custodian fee or directed brokerage arrangement.

(c) Annualized.

                        See Notes to Financial Statements

NATURAL RESOURCES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:




                                                                                        CLASS A
                                                  -----------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2000    -----------------------------------------------------------
                                                    (UNAUDITED)        1999        1998          1997        1996         1995
                                                     ---------         ----        ----          ----        ----         ----
Net Asset Value, Beginning of Period ..............   $2.73           $3.04        $3.47         $5.72        $5.58       $5.35
                                                     ------          ------       ------        ------       ------      ------
Income from Investment Operations
  Net Investment Loss .............................   (0.01)          (0.03)       (0.04)        (0.04)       (0.06)      (0.03)
  Net Gain (Loss) on Investments
    (both Realized  and Unrealized) ...............   (0.38)          (0.28)       (0.39)        (2.21)        0.20        0.26
                                                     ------          ------       ------        ------       ------      ------
Total from Investment Operations ..................   (0.39)          (0.31)       (0.43)        (2.25)        0.14        0.23
                                                     ------          ------       ------        ------       ------      ------
Net Asset Value, End of Period ....................   $2.34           $2.73        $3.04         $3.47        $5.72       $5.58
                                                     ======          ======       ======        ======       ======      ======
Total Return (a) ..................................  (14.29)%        (10.20)%     (12.39)%      (39.34)%       2.51%       4.30%

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ................... $29,236         $39,389      $53,397       $66,151     $132,298    $155,974
Ratio of Gross Expenses to Average Net Assets .....    2.59%(c)        2.52%        2.24%         1.87%        1.71%       1.81%
Ratio of Net Expenses to Average Net Assets
   (Net of interest expense) ......................    2.50%(b)(c)     2.51%(b)     2.21%(b)      1.87%        1.71%       1.81%
Ratio of Net Investment Loss to
   Average Net Assets .............................  (0.70)%(c)      (0.84)%      (0.98)%       (0.57)%      (0.75)%     (0.44)%
Portfolio Turnover Rate ...........................   86.08%          95.44%       79.99%        32.46%       12.95%       6.16%

--------------------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(b) After expenses reduced by a custodian fee or directed brokerage arrangement.

(c) Annualized.

                        See Notes to Financial Statements

U.S. GOVERNMENT MONEY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                         CLASS A
                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 2000     -----------------------------------------------------------
                                                    (UNAUDITED)        1999         1998         1997         1996        1995
                                                     ---------         ----         ----         ----         ----        ----
Net Asset Value, Beginning of Period .............    $1.00           $1.00        $1.00         $1.00        $1.00       $1.00
                                                     ------          ------       ------        ------       ------      ------
Income from Investment Operations:
  Net Investment Income ..........................     0.02            0.03         0.04          0.04         0.04        0.05
Less Distributions to Shareholders:
  Dividends from Net Investment Income ...........    (0.02)          (0.03)       (0.04)        (0.04)       (0.04)      (0.05)
                                                     ------          ------       ------        ------       ------      ------
Net Asset Value, End of Period ...................    $1.00           $1.00        $1.00         $1.00        $1.00       $1.00
                                                     ======          ======       ======        ======       ======      ======
Total Return .....................................     4.42%(a)        3.43%        3.88%         3.77%        3.85%       4.56%

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ..................  $48,993         $97,443      $47,222       $76,650     $107,698     $70,130
Ratio of Gross Expenses to
   Average Net Assets ............................     1.05%(a)        1.15%        1.20%         1.28%        1.23%       1.25%
Ratio of Net Investment Income to
   Average Net Assets ............................     4.58%(a)        3.68%        3.89%         3.91%        4.02%       4.45%

-----------
(a) Annualized.

                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The Trust operates as a series fund currently comprised of six portfolios: Asia Dynasty Fund, Emerging Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund International Investors Gold Fund, Natural Resources Fund (name changed on May 1, 2000 from Gold/Resources Fund) and U.S. Government Money Fund (the "Funds"). Asia Dynasty Fund, Emerging Markets Vision Fund and U.S. Government Money Fund are classified as diversified funds under the Investment Company Act of 1940, as amended. Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Natural Resources Fund (formerly Gold/Resources Fund) are non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at amortized cost, which with accrued interest approximates value. Forward foreign currency contracts are valued at the spot currency rate plus an amount ("points") which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation (depreciation) attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Fund is informed of such dividends. Interest income is accrued as earned.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from such amounts determined in accordance with accounting principles generally accepted in the United States.

    USE OF DERIVATIVE INSTRUMENTS

G. OPTION CONTRACTS--The Funds (except U.S. Government Money Fund) may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a capital loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds (except U.S. Government Money Fund) may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term capital gain. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

H. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

    incur higher transaction costs than regular securities transactions.

    Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

I. FUTURES--The Funds (except U.S. Government Money Fund) may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may engage in these transactions for hedging purposes and (except for Gold/Resources Fund) for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

J. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial or commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund.

    Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2000, the following structured notes were outstanding:

                                                              % OF NET
                                               VALUE            ASSETS
                                               -----            ------
BUSINESS DEVELOPMENT BANK OF CANADA
 GOLD LINKED NOTE @ 2.50% DUE 12/06/00
International Investors Gold Fund .........  $5,513,600          3.1%
Natural Resources Fund ....................  $1,378,400          4.7%

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services. The Asia Dynasty Fund and Global Leaders Fund each pay the Adviser a monthly fee at the annual rate of
 .75% of average daily net assets. The Emerging Markets Vision and Global Hard Assets Funds pay the Adviser a monthly fee at the annual rate of 1% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The International Investors Gold and Natural Resources Funds each pay the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of average daily net assets of the Fund, .65 of 1% of the next $250 million of average daily net assets and
 .50 of 1% of average daily net assets in excess of $750 million. The U.S. Government Money Fund pays the Adviser a monthly fee at the annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% of the next $250 million of average daily net assets and .375 of 1% of average daily net assets in excess of $750 million.

In  accordance  with  the  advisory  agreement,  the  Funds  reimbursed  Van Eck
Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds reimbursed costs in the following amounts: $8,670 Asia Dynasty Fund, $1,600 Emerging Markets Vision Fund, $9,600 Global Hard Assets Fund, $7,825 Global Leaders Fund, $81,362 International Investors Gold Fund, $27,068 Natural Resources Fund and $967 U.S. Government Money Fund.

For the period April 7, 2000 (commencement of operations) to June 30, 2000, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.75% of average daily net assets for Class B shares for the Emerging Markets Vision Fund. Expenses were reduced by $22,721 (10.88% of average net assets) under this agreement. For the six months ended June 30, 2000, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.75% of average daily net assets for Class B and C shares, for the Global Hard Assets Fund. Expenses were reduced by $61,655 (0.52% of average net assets) under this agreement. For the six months ended June 30, 2000, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.5% of average daily net assets for Class B shares for the Global Leaders Fund. Expenses were reduced by $43,769 (0.23% of average net assets) under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Asia Dynasty Fund, Global Leaders Fund, International Investors Gold Fund and Natural Resources Fund and is paid at an annual rate of .25 of 1% of average daily net assets (Asia Dynasty Fund and Global Leaders Fund) or at an annual rate of .25 of 1% of the first $750 million of each Fund's average daily net assets and .20 of 1% of average daily net assets in excess of $750 million (International Investors Gold Fund and Natural Resources Fund).

Asia Dynasty Fund, International Investors Gold Fund and Natural Resources Fund have directed portfolio trades to brokers who paid a portion of the Funds' expenses. The Funds' expenses were reduced by $461 (0.002% of average net assets), $21,433 (0.03% of average net assets) and $13,741 (0.08% of average net assets), respectively, under this arrangement for the six months ended June 30, 2000.

The Funds have a fee arrangement based on cash balances left on deposit with the custodian which reduces operating expenses.

For the six months ended June 30, 2000, Van Eck Securities Corporation (the "Distributor") received $162,814 in sales loads of which $34,933 was reallowed to broker dealers.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of June 30, 2000, the Adviser owned 54% of the outstanding shares of beneficial interest of the Van Eck Emerging Markets Vision Fund Class A shares.

NOTE 3--INVESTMENTS--For federal income tax purposes, the identified cost of investments owned at June 30, 2000 is $30,534,390, $1,239,965 $20,227,970,
$26,025,922  $121,116,682  and $28,599,027  for the Asia Dynasty Fund,  Emerging
Markets Vision Fund, Global Hard Assets Fund, Global Leaders Fund, International Investors Gold Fund and Natural Resources Fund, respectively. The U.S. Government Money Fund's identified cost for federal income taxes is the same for financial reporting purposes. As of June 30, 2000, gross unrealized gains and losses were as follows:

                                     GROSS         GROSS             NET
                                  UNREALIZED     UNREALIZED      UNREALIZED
                                 APPRECIATION   DEPRECIATION    APPRECIATION
                                 ------------   ------------    ------------
Asia Dynasty Fund ..............  $9,327,504     $4,632,647      $4,694,857
Emerging Markets Vision Fund ...      57,344         54,260           3,084
Global Hard Assets Fund ........   3,462,185      2,965,613         496,572
Global Leaders Fund ............  12,363,844      1,544,741      10,819,103
International Investors
   Gold Fund ...................  23,983,949     16,046,444       7,937,505
Natural Resources Fund .........   3,863,049      3,065,792         797,257

At December 31, 1999 the Funds had the following capital loss carryforward available to offset future capital gains; Asia Dynasty Fund $2,192,520 expiring December 31, 2006; Global Hard Assets Fund $13,402,718, of which $10,038,525 expires December 31, 2006 and $3,364,193 expires December 31, 2007; International Investors Gold Fund $8,068,512 expiring December 31, 2006; Natural Resources Fund $34,017,791, of which $7,559,429 expires December 31, 2000, $4,289,233 expires December 31, 2005 and $13,306,791 expires December 31, 2006, and $8,862,338 expires December 31, 2007; U.S. Government Money Fund $9,832 expiring December 31, 2007.

Purchases and sales of investment securities for the six months ended June 30, 2000, other than short-term obligations, were as follows:

                                                         PROCEEDS
                                         COST OF           FROM
                                       INVESTMENT       INVESTMENT
                                       SECURITIES       SECURITIES
                                        PURCHASED          SOLD
                                       ----------       ----------
Asia Dynasty Fund ................... $21,603,132      $18,904,441
Emerging Markets Vision Fund ........     995,867           88,374
Global Hard Assets Fund .............  10,064,595       15,641,617
Global Leaders Fund .................  16,448,128       16,632,958
International Investors Gold Fund ...  60,390,442       59,152,535
Natural Resources Fund ..............  26,813,644       31,552,672

Transactions in put/call options written for the six months ended June 30, 2000 were as follows:

                                      NUMBER OF        PREMIUMS
                                      CONTRACTS        RECEIVED
                                      ---------        --------
GLOBAL HARD ASSETS FUND:
Options outstanding at 12/31/99 .....      300         $349,000
Options written .....................      120          120,000
Options closed ......................     (300)        (349,000)
Options expired .....................     (120)        (120,000)
                                         -----        ---------
Options outstanding at 6/30/00 ......       --        $      --
                                         =====        =========

NOTE 4--12B-1 PLANS OF DISTRIBUTION--Pursuant to Rule 12b-1 Plans of Distribution (the "Plans") all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to Van Eck Securities Corporation (VESC), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The distribution plan for the International Investors Gold Fund was effective May 1, 1999. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund, Natural Resources Fund and U.S. Government Money Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Classes B and C shares (the "Annual Limitations"). For Class C shares, the Funds will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such Class C 12b-1 fees will be expensed by the Funds over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Funds exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Funds for any excess. Class C shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Funds. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Funds within the Annual Limitation.

VESC has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2000 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of June 30, 2000, were as follows:

Asia Dynasty Fund - Class A                          $1,317,067
Asia Dynasty Fund - Class B                           1,533,415
Emerging Markets Vision Fund - Class A                   14,945
Emerging Markets Vision Fund - Class B                   14,456
Global Hard Assets Fund - Class A                       923,161
Global Hard Assets Fund - Class B                       129,483
Global Hard Assets Fund - Class C                       304,808
Global Leaders Fund - Class A                           966,787
Global Leaders Fund - Class B                           450,286

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

NOTE 5--SHAREHOLDER TRANSACTIONS--Shares of Beneficial Interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                    ASIA DYNASTY FUND
                           --------------------------------
                            SIX MONTHS ENDED     YEAR ENDED
                              JUNE 30, 2000     DECEMBER 31,
                               (UNAUDITED)         1999
                           --------------------------------
CLASS A
Shares sold                     2,449,076        4,258,905
Shares reinvested                      --          229,122
                                ---------        ---------
                                2,449,076        4,488,027
Shares reacquired              (2,392,562)      (3,708,372)
                                ---------        ---------
Net increase                       56,514          779,655
                                =========        =========
CLASS B
Shares sold                       190,548          350,409
Shares reinvested                      --           75,883
                                ---------        ---------
                                  190,548          426,292
Shares reacquired                (114,714)        (216,757)
                                ---------        ---------
Net increase                       75,834          209,535
                                =========        =========

                             EMERGING MARKETS VISION FUND
                            ------------------------------
                             FOR THE PERIOD
                            APRIL 7, 2000+ TO
                              JUNE 30, 2000
                               (UNAUDITED)
                            --------------
CLASS A
Shares sold                       134,918
Shares reacquired                 (10,464)
                                  -------
Net increase                      124,454
                                  =======
CLASS B
Shares sold                         3,660
Shares reacquired                      --
                                  -------
Net increase                        3,660
                                  =======
+ Commencement of operations.


                                GLOBAL HARD ASSETS FUND
                           --------------------------------
                            SIX MONTHS ENDED     YEAR ENDED
                              JUNE 30, 2000     DECEMBER 31,
                               (UNAUDITED)         1999
                           --------------------------------
CLASS A
Shares sold                       500,922          923,841
Reinvestment of dividends              --            7,699
                                ---------        ---------
                                  500,922          931,540
Shares reacquired                (825,415)      (1,673,331)
                                ---------        ---------
Net decrease                     (324,493)        (741,791)
                                =========        =========
CLASS B
Shares sold                         7,330           79,508
Reinvestment of dividends              --               --
                                ---------        ---------
                                    7,330           79,508
Shares reacquired                 (89,369)        (198,644)
                                ---------        ---------
Net decrease                      (82,039)        (119,136)
                                =========        =========
CLASS C
Shares sold                         6,265         25,965,
Shares reinvested                      --              --
                                ---------        ---------
                                    6,265           25,965
Shares reacquired                 (46,015)        (143,976)
                                ---------        ---------
Net decrease                      (39,750)        (118,011)
                                =========        =========

                                    GLOBAL LEADERS FUND
                           ---------------------------------
                            SIX MONTHS ENDED      YEAR ENDED
                              JUNE 30, 2000      DECEMBER 31,
                               (UNAUDITED)          1999
                           ---------------------------------
CLASS A
Shares sold                       376,316          658,810
Shares reinvested                  56,005          127,531
                                ---------        ---------
                                  432,321          786,341
Shares reacquired                (409,854)        (883,573)
                                ---------        ---------
Net increase (decrease)            22,467          (97,232)
                                =========        =========
CLASS B
Shares sold                        61,130          129,131
Shares reinvested                   9,793           20,507
                                ---------        ---------
                                   70,923          149,638
Shares reacquired                 (69,718)        (231,450)
                                ---------        ---------
Net increase (decrease)             1,205          (81,812)
                                =========        =========


                            INTERNATIONAL INVESTORS GOLD FUND
                            ---------------------------------
                            SIX MONTHS ENDED     YEAR ENDED
                              JUNE 30, 2000     DECEMBER 31,
                               (UNAUDITED)         1999
                            ---------------------------------
CLASS A
Shares sold                   467,907,097     700,390,969
Shares reinvested                  42,199         172,459
                              -----------     -----------
                              467,949,296     700,563,428
Shares reacquired            (461,838,699)   (707,247,143)
                              -----------     -----------
Net increase (decrease)         6,110,597      (6,683,715)
                              ===========     ===========

                                 NATURAL RESOURCES FUND
                            ------------------------------
                            SIX MONTHS ENDED    YEAR ENDED
                              JUNE 30, 2000    DECEMBER 31,
                               (UNAUDITED)        1999
                            -------------------------------
CLASS A
Shares sold                     1,791,102       5,063,633
Shares reacquired              (3,699,018)     (8,201,348)
                                ---------       ---------
Net decrease                   (1,907,916)     (3,137,715)
                                =========       =========


                                U.S. GOVERNMENT MONEY FUND
                            ----------------------------------
                            SIX MONTHS ENDED      YEAR ENDED
                              JUNE 30, 2000      DECEMBER 31,
                               (UNAUDITED)          1999
                            ----------------------------------
CLASS A
Shares sold                   2,358,620,493     4,365,984,087
Shares reinvested                 1,194,604         1,709,890
                              -------------     -------------
                              2,359,815,097     4,367,693,977
Shares reacquired            (2,408,242,730)   (4,317,461,360)
                              -------------     -------------
Net increase (decrease)         (48,427,633)       50,232,617
                              =============     =============

NOTE 6--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds (except U.S. Government Money Fund) may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds (except U.S. Government Money Fund) may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized loss from foreign currency transactions. At June 30, 2000, the following forward foreign currency contracts were outstanding:

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


                                                                 UNREALIZED
                                                    CURRENT     APPRECIATION
CONTRACTS                               PROCEEDS     VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------

ASIA DYNASTY FUND
Foreign Currency Sale Contracts:
IDR 158,787,670
  expiring 7/3/00-7/05/00               $18,120    $18,131            ($11)

GLOBAL HARD ASSETS FUND
Foreign Currency Sale Contract:
AUD 348,397 expiring 7/05/00           $208,395   $207,123         ($1,272)

GLOBAL LEADERS FUND
Foreign Currency Sale Contract:
JPY 31,961,100
  expiring 7/10/00                     $302,175   $301,944            $231

INTERNATIONAL INVESTORS
GOLD FUND
Foreign Currency Sale Contracts:
AUD 759,660
  expiring 7/03/00-7/05/00             $452,306   $454,390         ($2,084)

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Funds contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of the corresponding asset for financial statement purposes. The Plan has been approved by the Internal Revenue Service.

As of June 30, 2000, the total liability portion of the Plan is as follows:

Asia Dynasty Fund--$18,646, Emerging Markets Vision Fund--$0, Global Hard Assets Fund--$20,039, Global Leaders Fund--$17,855, International Investors Gold Fund--$124,114, Natural Resources Fund--$35,249, and U.S. Government Money Fund--$54,313.

NOTE 8--RESTRICTED SECURITIES--The following securities are restricted as to sale and deemed to be illiquid:

                                                               PERCENT OF
                                DATES                          NET ASSETS
                              ACQUIRED      COST      VALUE    AT 6/30/00
                             ----------   --------   -------  -----------
ASIA DYNASTY FUND
Matrix 8848.net
  Holdings, LLC               6/14/00    $ 250,000   $250,000    0.7%
GLOBAL HARD ASSETS FUND
Khanty-Mansiysk
  Oil Co.                     1/31/97    $ 549,995   $797,525    3.8%
Windsor Energy Corp.         7/09/96-    1,266,515     87,697    0.4%
                             5/27/98                            -----
                                                                 4.2%
                                                                =====

NOTE 9--SCHEDULE OF AFFILIATED COMPANIES

Transactions--Transactions with affiliates (as defined by the Investment Company Act of 1940) for the six months ended June 30, 2000:

                                      ASIA      INTERNATIONAL     NATURAL
                                    DYNASTY       INVESTORS      RESOURCES
                                      FUND        GOLD FUND        FUND
                                  -----------   -------------    ---------
                              MATRIX 8848.net       Piedmont      Piedmont
                                Holdings, LLC     Mining Co.    Mining Co.
12/31/99 Share Balance                     --      1,270,000     1,000,000
Purchases: Shares                     250,000             --            --
Cost                                 $250,000             --            --
Sales: Shares                              --     (1,270,000)   (1,000,000)
Cost                                       --     $1,428,544    $1,000,000
Realized Loss                              --    $(1,403,144)    $(980,000)
6/30/00 Share Balance                 250,000             --            --
                                     --------      ---------     ---------
Market Value                         $250,000             --            --
                                     --------      ---------     ---------
Dividend Income                            --             --            --

NOTE 10--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 11--EQUITY SWAPS--The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker. The Fund has collateralized 100% of the notional amount of the swap. Such amounts are reflected in the Statement of Assets and Liabilities as Cash-initial margin. At June 30, 2000, the following swap was outstanding (stated in U.S. dollars):


UNDERLYING     NUMBER OF   NOTIONAL   TERMINATION    UNREALIZED
SECURITY        SHARES      AMOUNT       DATE       APPRECIATION
-----------   ----------  ---------  ------------  --------------
GLOBAL HARD
ASSETS FUND
Gazprom
Oil Co.        239,200    $38,990      3/15/01        $23,226

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------


COMMODITY SWAPS--The Fund entered into the following commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker. At June 30, 2000, the Fund had the following outstanding commodity swap (stated in U.S. dollars):


                      NUMBER
UNDERLYING              OF      NOTIONAL   TERMINATION    UNREALIZED
PRICES                SHARES     AMOUNT       DATE       DEPRECIATION
-----------         ---------  ---------   -----------   ------------
Oil-Brent (DTD) -
Platts Crude Oil
Marketwire Price
vs the Oil-WTI-
NYMEXPrice             250      $262,500      9/30/00      $(23,000)

NOTE 12--BANK LINE OF CREDIT--The Trust may participate with other funds managed by Van Eck in a $15 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolios have agreed to pay commitment fees, pro rata, based on usage. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended June 30, 2000, the Funds made the following borrowings:

                                AVERAGE AMOUNT    AVERAGE INTEREST
FUND                               BORROWED              RATE
----                             -------------    ----------------
Asia Dynasty Fund                 $  387,355               6.73%
Emerging Markets Vision Fund              --                 --
Global Hard Assets Fund              307,147               6.40%
Global Leaders Fund                  135,804               6.69%
International Investors Gold Fund  2,487,779               6.69%
Natural Resources Fund                41,022               6.47%
U.S. Government Money Fund             2,243               6.76%

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                                       59
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                                       60

VAN ECK GLOBAL [GRAPHIC OMITTED]


    Investment Adviser:   Van Eck Associates Corporation
           Distributor:   Van Eck Securities Corporation
                          99 Park Avenue, New York, NY 10016  WWW.VANECK.COM
    Account Assistance:   (800) 544-4653



This report must be accompanied or preceded by a Van Eck Funds Prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.